Exhibit 10.7

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of March 30, 2021 (this “Amendment”), is entered into by and among RYAN SPECIALTY GROUP, LLC, a Delaware limited liability company (“Borrower”), each Lender party hereto, which Lenders collectively constitute all Initial Term Lenders and the Required Lenders and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent, and, solely for purposes of Section IV, the other Loan Parties party hereto. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement (as defined below) and the other Loan Documents.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of September 1, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrower, the Lenders party thereto from time to time, and JPMorgan, as Administrative Agent;

WHEREAS, pursuant to and in accordance with Section 11.1 of the Credit Agreement, the Borrower desires to amend the Credit Agreement as set forth in Section I of this Amendment (the Credit Agreement as amended hereby, the “Amended Credit Agreement”).

WHEREAS, the Required Lenders have agreed to the amendments contemplated by this Amendment and submitted a signature page to this Amendment.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

Section I.    Amendments to the Credit Agreement.

(a)     The Credit Agreement is, effective upon receipt by the Administrative Agent of executed counterparts to this Amendment from the Borrower and Lenders constituting Required Lenders, hereby amended as follows:

(i)    Section 2.23 of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section:

“Notwithstanding the foregoing and solely in connection with the First Amendment, the Administrative Agent and the Borrower shall not be required to execute and deliver to the Administrative Agent a duly completed Assignment and Assumption and/or such other documentation with respect to a non-consenting Lender to the First Amendment (a “Non-Consenting Lender”) and with respect to each consenting Lender determined by the Borrower and the Administrative Agent (such Lender or Lenders, collectively the “Reduced Lenders” and, together with, the Non-Consenting Lenders, the “Replaced Lenders”) with respect to all or a portion of such Reduced Lender’s outstanding Initial Term Loans as determined by the Borrower and the Administrative Agent (such Initial Term Loans, the “Reduced Term Loans” and, together with all of the Non-Consenting Lender’s Initial Term Loans, collectively, the “Replaced Term Loans”) and the assignment of any Replaced Lender’s Replaced Term Loans pursuant to this Section 2.23 and Section 11.16 shall become effective immediately upon receipt by (i) such Replaced

Lender of a notice that all such Replaced Lender’s Replaced Term Loans are being required to be assigned to such assignee, which notice shall be signed by the Borrower, the Administrative Agent and the assignee and (ii) the Administrative Agent (for the account of such replaced Lender) of immediately available funds in an amount from (x) such assignee equal to the principal amount of such Replaced Lender’s Replaced Term Loans and (y) the Borrower equal to the amount of accrued and unpaid interest on such Replaced Lender’s Replaced Lenders Term Loans to, but excluding, the date of such payment and all other amounts required by this Section 2.23.”

(b)     The Credit Agreement is, effective as of the First Amendment Effective Date (after giving effect to clause (a) of this Section 1), hereby amended to delete the ~~stricken text~~ (indicated textually in the same manner as the following example: ) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Exhibit B hereto.

Section II.     Conditions Precedent.

Section I(a) of this Amendment shall become effective as provided therein. The effectiveness of this Amendment (other than Section I(a)) are subject to the satisfaction (or waiver by the Administrative Agent) of the following conditions (the date on which such conditions are satisfied or waived, the “First Amendment Effective Date”):

1.

this Amendment shall have been duly executed by the Borrower, the other Loan Parties, the Administrative Agent and each Lender holding Initial Term Loans (determined after giving effect to Section I(a) which Lenders constitute the Required Lenders);

2.	no Default or Event of Default shall have occurred and be continuing on such date or after giving effect to, this Amendment;

3.

all (i) fees and expenses separately agreed to be paid to each First Amendment Arranger by the Borrower and (ii) all expenses of Administrative Agent and each First Amendment Arranger relating hereto, in each case, invoiced at least one (1) Business Day prior to the First Amendment Effective Date shall have in each case been paid or will be paid substantially contemporaneously with the effectiveness of this Amendment;

4.

the representations and warranties of the Borrower and the other Loan Parties contained in Section III of this Amendment shall be true and correct (subject to the materiality qualifiers set forth therein); and

5.

the Borrower shall have paid to the Administrative Agent, for the ratable account of the Initial Term Lenders immediately prior to the First Amendment Effective Date, all accrued and unpaid interest on the Initial Term Loans to, but not including, the First Amendment Effective Date on the First Amendment Effective Date;

6.

the Administrative Agent and the Lenders shall have received, at least three (3) Business Days prior to the First Amendment Effective Date, to the extent reasonably requested at least five (5) Business Days prior to the First Amendment Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, with respect to the Loan Parties; and

7.

to the extent the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, no later than three (3) Business Days prior to the First Amendment Effective Date, the Administrative Agent shall have received (a) an updated Beneficial Ownership Certification in relation to the Borrower or (b) confirmation that the Beneficial Ownership Certification most recently delivered to the Administrative Agent by the Borrower is true and correct as of the First Amendment Effective Date; and

8.

the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in clauses 2 and 4 of this Section III have been satisfied.

Section III.     Representations and Warranties.

To induce each Lender and the Administrative Agent to enter into this Amendment, the Borrower represents to each Lender and the Administrative Agent that, as of the First Amendment Effective Date and giving effect to all of the transactions occurring on the First Amendment Effective Date:

1.	Existence, Qualification and Power; Compliance with Laws.

i.

Each Loan Party is duly organized (or where applicable in the relevant jurisdiction, registered or incorporated), validly existing and (where applicable in the relevant jurisdiction) in good standing under the laws of the jurisdiction of its organization, registration or incorporation, as the case may be, (b) has the power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is in compliance with all Requirements of Law, except in the case of clauses (a) (except as it relates to the due organization and valid existence of the Borrower), (b) and (c) above, to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect,

ii.

Each Loan Party (A) has the power and authority, and the legal right, to enter into, make, deliver and perform this Amendment and, in the case of the Borrower, to obtain extensions of credit hereunder and (B) has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Amendment,

iii.

No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Amendment, except (i) Governmental Approvals, consents, authorizations, filings and notices that have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 4.16 of the Amended Credit Agreement. No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the consummation of the transactions contemplated by this Amendment, except (x) Governmental Approvals, consents, authorizations, filings and notices that have been obtained or made and are in full force and effect, (y) consents and approvals from Governmental Authorities required to be obtained in the ordinary course of business, and (z) consents, authorizations, filings and notices the failure to obtain or perform would not reasonably be expected to result in a Material Adverse Effect., and

2.	Authorization; No Contravention.

i.

Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Amendment.

ii.

The execution, delivery and performance of this Amendment and the other Loan Documents, the issuance of Letters of Credit, the borrowings and guarantees hereunder and the use of the proceeds thereof (i) will not violate any Contractual Obligation of the Borrower or any Group Member (except, individually or in the aggregate, as would not reasonably be expected to result in a Material Adverse Effect), or violate any material Requirement of Law or the Organizational Documents of any Loan Party and (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law, any such Organizational Documents or any such Contractual Obligation (other than the Liens created by the Security Documents and other than any other Permitted Liens) except, individually or in the aggregate, as would not reasonably be expected to result in a Material Adverse Effect

3.    Binding Effect. This Amendment and each other Loan Document has been duly executed and delivered on behalf of each applicable Loan Party. This Amendment constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each applicable Loan Party, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by any Legal Reservations.

4.    Loan Document Representations. By its execution of this Amendment, the Borrower hereby represents and warrants that each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (except where such representations and warranties are already qualified by materiality, in which case such representation and warranty shall be accurate in all respects) on and as of such date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except where such representations and warranties are already qualified by materiality, in which case such representation and warranty shall be accurate in all respects) as of such earlier date.

Section IV.     Confirmation of Guaranties and Security Interests.

1.

To induce each Lender party hereto and the Administrative Agent to enter into this Amendment, each of the Loan Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment) (collectively, the “Reaffirmed Documents”). The Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

2.

In furtherance of the foregoing Section IV(1), each Loan Party, in its capacity as a Guarantor under any Loan Document constituting a guarantee to which it is a party (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Obligations under the terms and conditions of such guarantee and agrees that such guarantee remains in full force and effect to the extent set forth in such guarantee and after giving effect to this Amendment, and is hereby ratified, reaffirmed and confirmed. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Amendment and the Amended Credit Agreement and that the principal of, the interest and premium (if any) on, and fees related to, Initial Term Loans (as amended by this Amendment) constitute “Obligations” under the Loan Documents. The Reaffirming Loan Guarantor hereby (i) acknowledges and agrees that its guarantee and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment, (ii) acknowledges and agrees that it will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations under each of the Loan Documents to which it is a party (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Amendment) and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent, the Collateral Agent and each other Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Loan Documents.

3.

In furtherance of the foregoing Section IV(1), each of the Loan Parties that is party to any Collateral Document, in its capacity as a grantor under any Collateral Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Collateral Document and each other Loan Document (in each case, to the extent a party thereto) to secure the Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Amendment) and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Loan Party hereby confirms that the security interests granted by such Reaffirming Grantor under the terms and conditions of the Loan Documents secure the Initial Term Loans (as amended by this Amendment) as part of the Obligations. Each Reaffirming Grantor hereby (i) confirms that each Collateral Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with such Collateral Document, the payment and performance of the Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Amendment), as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Reaffirming Grantor and each grantor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing lien on all of such grantor’s right, title and interest in all Collateral, in each case, whether now owned or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Amendment), subject to the terms contained in the applicable Loan Documents, and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Collateral Documents to which it is a party.

4.

By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of the Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Amended Credit Agreement.

Section V.     Miscellaneous.

1.

Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the necessary parties under Section 11.1 of the Credit Agreement.

2.

Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

3.	GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.

Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.

5.

Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

6.

Incorporation by Reference. The terms and provisions of Sections 11.2 (“Notices”), 11.5 (“Payment of Expenses; Indemnity; Limitation of Liability”), 11.13 (“Governing Law”), 11.10 (“Counterparts; Electronic Execution”), 11.14 (“Submission to Jurisdiction; Waivers”), 11.18 (“Waivers of Jury Trial”), 11.19 (“USA Patriot Act Notification; Beneficial Ownership”) and 11.22 (“No Fiduciary Duty”) of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis, with the same force and effect as if fully set forth herein, and the parties hereto agree to such terms.

7.	Notice. This Amendment shall be the notice required by Section 2.23 of the Credit Agreement (as amended by Section I(a) hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

RYAN SPECIALTY GROUP, LLC, as Borrower

By:	/s/ Patrick G. Ryan
	Name:	Patrick G. Ryan
	Title:	Chairman and Chief Executive Officer

[Signature Page to First Amendment]

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Term Lender

By:	/s/ Hector J. Varona
Name:	Hector J. Varona
Title:	Executive Director
522 Funding CLO 2017-1(A). Ltd.,
as a Term Lender
By: MS 522 CLO CM LLC as its Collateral Manager

By:	/s/ Anthony Farraye
Name:	Anthony Farraye
Title:	Director

[If a second signature is necessary:]

By:
Name:
Title:
522 Funding CLO 2018-2(A), Ltd.,
as a Term Lender
By: MS 522 CLO CM LLC as its Collateral Manager

By:	/s/ Anthony Farraye
Name:	Anthony Farraye
Title:	Director

[If a second signature is necessary:]

By:
Name:
Title:
522 Funding CLO 2018-3(A), Ltd.,
as a Term Lender
By: MS 522 CLO CM LLC as its Collateral Manager

By:	/s/ Anthony Farraye
Name:	Anthony Farraye
Title:	Director

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
522 Funding CLO 2019-4(A). Ltd.,
as a Term Lender
By: MS 522 CLO CM LLC as its Collateral Manager

By:	/s/ Anthony Farraye
Name:	Anthony Farraye
Title:	Director

[If a second signature is necessary:]

By:
Name:
Title:
522 Funding CLO 2019-5, Ltd.,
as a Term Lender
By: Morgan Stanley Investment Management Inc. as its Investment Advisor

By:	/s/ Anthony Farraye
Name:	Anthony Farraye
Title:	Director

[If a second signature is necessary:]

By:
Name:
Title:
ACE American Insurance Company,
as a Term Lender
By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Rebecca Willey
Name:	Rebecca Willey
Title:	Bank Loan Trader

[If a second signature is necessary:]

By:
Name:
Title:
Advanced Series Trust - AST Fidelity Institutional AM Quantitative Portfolio.
as a Term Lender
By: FIAM LLC as Investment Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Christopher Maher
Name:	Christopher Maher
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
AGF Floating Rate Income Fund,
as a Term Lender
By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:
AIG CLO 2018-1 .Ltd.,
as a Term Lender
By: AIG Asset Management (U.S.), LLC As its Investment Manager

By:	/s/ Chris Brogdon
Name:	Chris Brogdon
Title:	Assistant Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
AIG CLO 2019-1, Ltd.,
as a Term Lender
By: AIG Asset Management (U.S.), LLC As its Investment Manager

By:	/s/ Christopher Brogdon
Name:	Christopher Brogdon
Title:	Assistant Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
AIG CLO 2019-2, Ltd.,
as a Term Lender
By: AIG Credit Management, LLC As its Investment Manager

By:	/s/ Chris Brogdon
Name:	Chris Brogdon
Title:	Assistant Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
AIG CLO 2020-1, LLC,
as a Term Lender
By: AIG Credit Management, LLC As its Investment Manager

By:	/s/ Chris Brogdon
Name:	Chris Brogdon
Title:	Assistant Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
AIG CLO 2020-2, LLC,
as a Term Lender
By: AIG Credit Management, LLC As its Investment Manager

By:	/s/ Chris Brogdon
Name:	Chris Brogdon
Title:	Assistant Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
AIG CLO 2021-1, LLC,
as a Term Lender
By: AIG Credit Management, LLC As its Investment Manager

By:	/s/ Chris Brogdon
Name:	Chris Brogdon
Title:	Assistant Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
AIMCO CLO 10, Ltd.,
as a Term Lender
By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature is necessary:]

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager
AIMCO CLO 11, Ltd.,
as a Term Lender
By: Allstate Investment Management Company, as Portfolio Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature is necessary:]

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager
AIMCO CLO 12, Ltd.,
as a Term Lender
By: Allstate Investment Management Company, as Asset Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature is necessary:]

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager
AIMCO CLO, SERIES 2017-A,
as a Term Lender
By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature is necessary:]

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager
AIMCO CLO, SERIES 2018-A,
as a Term Lender
By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature is necessary:]

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager
AIMCO CLO, SERIES 2018-B,
as a Term Lender
By: Allstate Investment Management Company, as Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature is necessary:]

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager
Alinea CLO, Ltd.,
as a Term Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:
Allegany Park CLO, Ltd.,
as a Term Lender
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
AXA IM Inc. for and on behalf of Allegro II - S CLO Limited, as a Term Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
AXA IM Inc, for and on behalf of Allegro CLO IV, Limited,
as a Term Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

[If a second signature is necessary:]

By:
Name:
Title:
AXA IM Inc. for and on behalf of Allegro CLO IX, Limited,
as a Term Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

[If a second signature is necessary:]

By:
Name:
Title:
AXA IM Inc. for and on behalf of Allegro CLO V, Limited,
as a Term Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

AXA IM Inc. for and on behalf of Allegro CLO VI, Limited,
as a Term Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

[If a second signature is necessary:]

By:
Name:
Title:
AXA IM Inc. for and on behalf of Allegro CLO VII, Limited,
as a Term Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

[If a second signature is necessary:]

By:
Name:
Title:
AXA IM Inc. for and on behalf of Allegro CLO VIII Ltd,
as a Term Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

[If a second signature is necessary:]

By:
Name:
Title:
AXA IM Inc, For and on behalf of Allegro CLO X, Limited,
as a Term Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
AXA IM Inc, For and on behalf of Allegro CLO XI, Limited,
as a Term Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

[If a second signature is necessary:]

By:
Name:
Title:
Allegro CLO XII, Ltd,
as a Term Lender
AXA IM INC FOR AND ON BEHALF OF Allegro CLO XII, Ltd

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

[If a second signature is necessary:]

By:
Name:
Title:
ALLSTATE INSURANCE COMPANY,
as a Term Lender

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature is necessary:]

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

ALLSTATE LIFE INSURANCE COMPANY,
as a Term Lender

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

[If a second signature is necessary:]

By:	/s/ Christopher Goergen
Name:	Christopher Goergen
Title:	Sr. Portfolio Manager
ALM 2020 Ltd.,
as a Term Lender
by Apollo Credit Management (CLO), LLC as its collateral manager

By:	/s/ Connie Yen
Name:	Connie Yen
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:
ALM VII, Ltd.,
as a Term Lender
BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Connie Yen
Name:	Connie Yen
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:
Alpen Senior Loan Fund, a series trust of Credit Suisse Horizon Trust, as a Term Lender
By: Credit Suisse Asset Management, LLC, the investment manager for Maples Trustee Services (Cayman) Limited, the Trustee for Alpen Senior Loan Fund, a series trust of Credit Suisse Horizon Trust

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as a Term Lender
By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
AMMC CLO 15, LIMITED,
as a Term Lender
BY: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:
AMMC CLO 16, LIMITED,
as a Term Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
AMMC CLO 18, LIMITED,
as a Term Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:
AMMC CLO 19, LIMITED,
as a Term Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:
AMMC CLO 20, LIMITED,
as a Term Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
AMMC CLO 21, LIMITED,
as a Term Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:
AMMC CLO 22, LIMITED,
as a Term Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:
AMMC CLO 23, Limited,
as a Term Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:
AMMC CLO XI, LIMITED,
as a Term Lender
By: American Money Management Corp., as Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:
AMMC CLO XII, LIMITED,
as a Term Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:
AMMC CLO XIII, LIMITED,
as a Term Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:
AMMC CLO XIV, LIMITED,
as a Term Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
Annisa CLO, Ltd.,
as a Term Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:
Apex Credit CLO 2017 Ltd.,
as a Term Lender
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:
Apex Credit CLO 2020 Ltd.,
as a Term Lender
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
APIDOS CLO XI,
as a Term Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
APIDOS CLO XII,
as a Term Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
APIDOS CLO XV,
as a Term Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

APIDOS CLO XVIII-R,
as a Term Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
APIDOS CLO XX,
as a Term Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
APIDOS CLO XXII,
as a Term Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
Apidos CLO XXIII,
as a Term Lender
By: Its Collateral Manager, CVC Credit Partners, LLC

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
APIDOS CLO XXIV,
as a Term Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
Apidos CLO XXIX,
as a Term Lender

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
APIDOS CLO XXV,
as a Term Lender
By: Its Collateral Manager CVC Credit Partners

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
APIDOS CLO XXVI,
as a Term Lender

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
APIDOS CLO XXVII,
as a Term Lender

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
Apidos CLO XXVIII,
as a Term Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
Apidos CLO XXX,
as a Term Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
Apidos CLO XXXI,
as a Term Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
Apidos CLO XXXII,
as a Term Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
Apidos CLO XXXIII,
as a Term Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
Apidos CLO XXXIV,
as a Term Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:
Arch Street CLO, Ltd.,
as a Term Lender

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:
Ares Enhanced Credit Opportunities Fund B, LTD.,
as a Term Lender
BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS INVESTMENT MANAGER

ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
Ares Global Credit Fund S.C.A., SICAV-RAIF, as a Term Lender
By: Ares Capital Management III, as the Investment Manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares Institutional Loan Fund, L.P., as a Term Lender
By: Ares Management LLC, its Investment Manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares L CLO Ltd.,
as a Term Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares LI CLO Ltd.,
as a Term Lender
By: Ares CLO Management LLC

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares LII CLO Ltd.,
as a Term Lender
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares LIII CLO Ltd.,
as a Term Lender
By: Ares CLO Management LLC, its portfolio manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
ARES LIV CLO Ltd.,
as a Term Lender
By: Ares CLO Management LLC, its asset manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares LV CLO Ltd.,
as a Term Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares LVIII CLO LTD.,
as a Term Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares Senior Loan Trust,
as a Term Lender
BY: Ares Senior Loan Trust Management, L.P., Its Investment Adviser
By: Ares Senior Loan Trust Management, LLC, Its General Partner

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
Ares XL CLO Ltd.,
as a Term Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares XLI CLO Ltd.,
as a Term Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares XLII CLO Ltd.,
as a Term Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
Ares XLIII CLO Ltd.,
as a Term Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares XLIV CLO Ltd.,
as a Term Lender
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
ARES XLIX CLO LTD.,
as a Term Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares XLV CLO Ltd.,
as a Term Lender
By: Ares CLO Management II LLC, its Asset Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares XLVI CLO Ltd.,
as a Term Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares XLVII CLO Ltd.,
as a Term Lender
By: Ares CLO Management II LLC, as Asset Manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares XLVIII CLO Ltd.,
as a Term Lender
By: Ares CLO Management II LLC, as its Asset Manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
Ares XXVII CLO, Ltd.,
as a Term Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares XXVIIIR CLO Ltd.,
as a Term Lender
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares XXXIIR CLO Ltd,
as a Term Lender
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
Ares XXXIR CLO Ltd.,
as a Term Lender
By: Ares CLO Management LLC, as Asset Manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares XXXIV CLO Ltd.,
as a Term Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares XXXIX CLO Ltd.,
as a Term Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Charles Williams
Name:	Charles Williams
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:
Ares XXXVII CLP Ltd.,
as a Term Lender
By: Ares CLO Management LLC, its asset manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Charles Williams
	Name:	Charles Williams
	Title:	Authorized Signatory

[If a second signature is necessary:]
By:
Name:
Title:

Ares XXXVIII CLO Ltd.,
as a Term Lender
By: Ares CLO Management II LLC, its asset manager
By:	/s/ Charles Williams
	Name:	Charles Williams
	Title:	Authorized Signatory

[If a second signature is necessary:]
By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Ares XXXVR CLO Ltd.,
as a Term Lender
By: Ares CLO Management LLC, its asset manager
By:	/s/ Charles Williams
	Name:	Charles Williams
	Title:	Authorized Signatory

[If a second signature is necessary:]
By:
Name:
Title:

Aries Capital Designated Activity Company,
as a Term Lender
By:	/s/ Denesh Goolab
	Name:	Denesh Goolab
	Title:	Authorized Signatory

[If a second signature is necessary:]
By:	/s/ Jihad Chiheb
	Name:	Jihad Chiheb
	Title:	Authorized Signatory

Atlas Senior Loan Fund XVI, Ltd.,
as a Term Lender
By: Crescent Capital Group LP, its adviser
By:	/s/ Alex Slavtchev
	Name:	Alex Slavtchev
	Title:	Authorized Signatory

[If a second signature is necessary:]
By:	/s/ Zachary Nuzzi
	Name:	Zachary Nuzzi
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

AUSTRALIANSUPER,
as a Term Lender
By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

AXA IM Paris SA for and on behalf of FDNC US Senior Loans,
as a Term Lender
By:	/s/ Vera Fernholz
	Name:	Vera Fernholz
	Title:	Senior Credit Analyst

[If a second signature is necessary:]
By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Axis Specialty Limited,
as a Term Lender
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:

AZL T, Rowe Price Capital Appreciation Fund, as a Term Lender
By: T. Rowe Price Trust Company, as investment sub- advisor
By:	/s/ Rebecca Willey
	Name:	Rebecca Willey
	Title:	Bank Loan Trader
[If a second signature is necessary:]
By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BA/CSCREDIT 1 LLC,
as a Term Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Title:	Thomas Flannery
Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Ballyrock CLO 14 Ltd.,
as a Term Lender
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Christopher Maher
	Name:	Christopher Maher
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Ballyrock CLO 2019-1 LTD,
as a Term Lender
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Christopher Maher
	Name:	Christopher Maher
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Ballyrock CLO 2020-1 Ltd.,
as a Term Lender
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Christopher Maher
	Name:	Christopher Maher
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Ballyrock CLO 2020-2 Ltd.,
as a Term Lender
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Christopher Maher
	Name:	Christopher Maher
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Bandera Strategic Credit Partners II. LP,
as a Term Lender
By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Bank Loan Core Fund,
as a Term Lender

By:	/s/ Steven Wagner
	Name:	Steven Wagner
	Title:	VP-Sr Analyst/Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Bank of America, N.A,
as a Term Lender
(Name of Institution)

By:	/s/ Austin Penland
	Name:	Austin Penland
	Title:	AVP

[If a second signature is necessary:]

By:
Name:
Title:

Bardot CLO, Ltd.,
as a Term Lender
By: Invesco RR Associates LLC, as general partner By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BARINGS CLO LTD. 2015-I,
as a Term Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

BARINGS CLO LTD. 2015-II,
as a Term Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

BARINGS CLO LTD. 2016-I,
as a Term Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

BARINGS CLO LTD. 2016-II,
By:	Barings LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

BARINGS CLO LTD. 2017-I,
as a Term Lender
By:	Barings LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

[Signature Page to First Amendment]

Signature Page to First Amendment

BARINGS CLO LTD. 2018-I,
as a Term Lender
By: Barings LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

BARINGS CLO LTD. 2018-II,
as a Term Lender
By: Barings LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

BARINGS CLO LTD. 2018-III,
as a Term Lender
By: Barings LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

BARINGS CLO LTD. 2018-IV,
as a Term Lender
By: Barings LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

BARINGS CLO LTD. 2019-I,
as a Term Lender
By: Barings LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

[Signature Page to First Amendment]

Signature Page to First Amendment

BARINGS CLO LTD. 2019-II,
as a Term Lender
By: Barings LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

BARINGS CLO LTD. 2019-III,
as a Term Lender
By: Barings LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

BARINGS CLO LTD. 2019-IV,
as a Term Lender
By: Barings LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

BARINGS CLO LTD. 2020-II,
as a Term Lender
By: Barings LLC as Collateral Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

BARINGS GLOBAL HIGH YIELD CREDIT STRATEGIES LIMITED, as a Term Lender
By: Barings LLC as Investment Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

[Signature Page to First Amendment]

Signature Page to First Amendment

BARINGS GLOBAL LOAN AND HIGH YIELD BOND LIMITED, as a Term Lender By: Barings LLC as Sub-Investment Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

BARINGS GLOBAL CREDIT INCOME
OPPORTUNITIES FUND, a series of Barings Funds Trust, as a Term Lender
By: Barings LLC as Investment Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

The foregoing is executed on behalf of Barings Global Credit Income Opportunities Fund, a series of Barings Funds Trust, organized under an Agreement and Declaration of Trust dated May 3, 2013, as amended from time to time. The obligations of such series Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, or any other series of the Trust but only the property and assets of the relevant series Trust shall be bound.

BARINGS GLOBAL FLOATING RATE FUND, a series of Barings Funds Trust, as a Term Lender
By: Barings LLC as Investment Manager

By:	/s/ Charles Creech
	Name:	Charles Creech
	Title:	Director

The foregoing is executed on behalf of Barings Global Floating Rate Fund, a series of Barings Funds Trust, organized under an Agreement and Declaration of Trust dated May 3, 2013, as amended from time to time. The obligations of such series Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, or any other series of the Trust but only the property and assets of the relevant series Trust shall be bound.

[Signature Page to First Amendment]

Signature Page to First Amendment

Beechwood Park CLO, Ltd.,
as a Term Lender
by GSO/Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannorone
	Name:	Thomas Iannorone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Benefit Street Partners CLO II, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

Benefit Street Partners CLO III, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Benefit Street Partners CLO IX, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

Benefit Street Partners CLO V-B, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

Benefit Street Partners CLO VIII, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Benefit Street Partners CLO X, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

Benefit Street Partners CLO XI, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

Benefit Street Partners CLO XII, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Benefit Street Partners CLO XIV, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

Benefit Street Partners CLO XIX, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

Benefit Street Partners CLO XV, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Benefit Street Partners CLO XVI, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

Benefit Street Partners CLO XVII, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

Benefit Street Partners CLO XVIII, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Benefit Street Partners CLO XXI, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

Benefit Street Partners CLO XXII, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BENTHAM STRATEGIC LOAN FUND,
as a Term Lender
By: Credit Suisse Asset Management, LLC, as Sub Advisor for Bentham Asset Management Pty Ltd., the agent and investment manager to Fidante Partners Limited, the trustee for Bentham Strategic Loan Fund

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Bentham Syndicated Loan Fund,
as a Term Lender
By: Credit Suisse Asset Management, LLC., as Agent (Sub Advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Syndicated Loan Fund

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Betony CLO 2, Ltd.,
as a Term Lender
By: Invesco RR Fund L.P. as Collateral Manager By: Invesco RR Associates LLC, as general partner By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BlackRock Core Bond Trust,
as a Term Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

BlackRock Corporate High Yield Fund. Inc.,
as a Term Lender
BY: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BlackRock Credit Strategies Fund,
as a Term Lender

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BlackRock Debt Strategies Fund. Inc.,
as a Term Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

BlackRock Dynamic High Income Portfolio of BlackRock Funds II,
as a Term Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BlackRock Floating Rate Income Portfolio of BlackRock Funds V,
as a Term Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

BlackRock Floating Rate Income Strategies Fund. Inc.,
as a Term Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BlackRock Floating Rate Income Trust,
as a Term Lender By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BlackRock Funds II. BlackRock Multi-Asset Income Portfolio,
as a Term Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

BlackRock Global Investment Series: Income Strategies Portfolio,
as a Term Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

Title: By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BlackRock High Yield Bond Portfolio of BlackRock Funds V,
as a Term Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

BlackRock High Yield Portfolio of BlackRock Series Fund II, Inc.,
as a Term Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds II. Inc.,
as a Term Lender
By: BlackRock Advisors, LLC, its investment advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

BlackRock Income Fund of BlackRock Funds V,
as a Term Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BlackRock Limited Duration Income Trust,
as a Term Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

BLACKROCK MANAGED INCOME FUND OF BLACKROCK FUNDS II,
as a Term Lender
By: BlackRock Advisors LLC, its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BlackRock Multi-Sector Income Trust,
as a Term Lender
By: BlackRock Advisors, LLC, as Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

BlackRock Multi-Strategy Credit Master Fund Ltd.,
as a Term Lender
By BlackRock Financial Management Inc. Its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BlackRock Senior Floating Rate Portfolio,
as a Term Lender
By: BlackRock Investment Management, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

BLACKSTONE / GSO FLOATING RATE ENHANCED INCOME FUND,
as a Term Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannorone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Blackstone / GSO Long-Short Credit Income Fund,
as a Term Lender
BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannorone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Blackstone / GSO Senior Floating Rate Term Fund,
as a Term Lender
BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannorone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Blackstone Alternative Multi-Strategy Sub Fund III LLC,
as a Term Lender

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannorone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

BLACKSTONE/GSO STRATEGIC CREDIT FUND,
as a Term Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannorone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BLUE SHIELD OF CALIFORNIA,
as a Term Lender
By: Credit Suisse Asset Management, LLC, as its investment manager

Title: By:	/s/ Thomas Flannery

Name:	Thomas Flannery
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

BlueMountain CLO 2012-2 Ltd,
as a Term Lender
By: BlueMountain Capital Management LLC,
Its Collateral Manager

By:	/s/ Kevin Wang
	Name:	Kevin Wang
	Title:	Loan Ops Analyst

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Bluemountain CLO 2013-2 LTD.,
as a Term Lender
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager

By:	/s/ Kevin Wang
	Name:	Kevin Wang
	Title:	Loan Ops Analyst

[If a second signature is necessary:]

By:
Name:
Title:

BlueMountain CLO 2018-1 Ltd,
as a Term Lender
By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Kevin Wang
Name:	Kevin Wang
Title:	Loan Ops Analyst

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BlueMountain CLO 2018-2, Ltd,. as a Term Lender
By: BlueMountain Capital Management LLC,
Its Collateral Manager By:

By:	/s/ Kevin Wang
Name:	Kevin Wang
Title:	Loan Ops Analyst

[If a second signature is necessary:]

By:
Name:
Title:

BlueMountain CLO XXIX Ltd,.
as a Term Lender
By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Kevin Wang
	Name:	Kevin Wang
	Title:	Loan Ops Analyst

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BlueMountain CLO XXVIII. Ltd,
as a Term Lender
By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Kevin Wang
	Name:	Kevin Wang
	Title:	Loan Ops Analyst

[If a second signature is necessary:]

By:
Name:
Title:

BlueMountain CLO XXX Ltd.,
as a Term Lender
By: Assured Investment Management LLC, its Collateral Manager

By:	/s/ Kevin Wang
	Name:	Kevin Wang
	Title:	Loan Ops Analyst

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

BlueMountain Fuji US CLO II, Ltd.,
as a Term Lender
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager

By:	/s/ Kevin Wang
	Name:	Kevin Wang
	Title:	Loan Ops Analyst

[If a second signature is necessary:]

By:
Name:
Title:

BOC Pension Investment Fund,
as a Term Lender
BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

Boston Retirement System,
as a Term Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
	Name:	Alex Slavtchev
	Title:	Vice President

[If a second signature is necessary:]

By:	/s/ Zachary Nuzzi
	Name:	Zachary Nuzzi
	Title:	Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

BR US Leveraged Loan Fund a Series Trust of MYL Global Investment Trust,
as a Term Lender
By: BlackRock Financial Management Inc., its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Brighthouse Funds Trust I - BlackRock High Yield Portfolio,
as a Term Lender
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio,
as a Term Lender
BY:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
	Name:	Rob Jacobi
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Brighthouse Funds Trust II - Western Asset
Management Strategic Bond Opportunities
Portfolio,
as a Term Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Brisket Funding LLC,
as a Term Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Roert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

Bristol Park CLO, Ltd,
as a Term Lender

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

BSP CLP Natixis Warehouse 2019, Ltd.,
as a Term Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Buckhorn Park CLO, Ltd.,
as a Term Lender
by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Bumham Park CLO, Ltd.,
as a Term Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Buttermilk Park CLO, Ltd.,
as a Term Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

California State Teachers’ Retirement System,
as a Term Lender
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM,
as a Term Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

California Street CLO IX, Limited Partnership, as a Term Lender
BY: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel/Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Calvert Management Series - Calvert Floating-Rate Advantage Fund,
as a Term Lender
By: Calvert Research and Management

By:	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Canyon Capital CLO 2012-1 R. Ltd.,
as a Term Lender
By: CANYON CLO ADVISORS LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Canyon Capital CLO 2014-1, Ltd.,
as a Term Lender
BY: Canyon Capital Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Canyon Capital CLO 2014-2, Ltd.,
as a Term Lender
BY: Canyon Capital Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Canyon Capital CLO 2015-1, Ltd.,
as a Term Lender
By: Canyon Capital Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Canyon CLO 2016-1, Ltd.,
as a Term Lender
By: Canyon CLP Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Canyon CLO 2016-2, Ltd.,
as a Term Lender
BY: Canyon CLP Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Canyon CLO
By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Canyon CLP 2018-1, Ltd.,
as a Term Lender
By: Canyon CLP Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Canyon CLO 2019-1, Ltd.,
as a Term Lender
By: Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Canyon CLO 2019-2, Ltd.,
as a Term Lender
By: Canyon CLO Advisors LLC

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Carbone CLO, Ltd.,
as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Carlyle C17 CLO, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle Global Market Strategies CLO 2012-3, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle Global Market Strategies CLO 2012-4, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Carlyle Global Market Strategies CLO 2013-1, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle Global Market Strategies CLO 2013-3, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle Global Market Strategies CLO 2013-4, Ltd,,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Carlyle Global Market Strategies CLO 2014-1, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle Global Market Strategies CLO 2014-2-R, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle Global Market Strategies CLO 2014-3-R, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Carlyle Global Market Strategies CLO 2014-4-R, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle Global Market Strategies CLO 2014-5, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle Global Market Strategies CLO 2015-1, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Carlyle Global Market Strategies CLO 2015-3, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle Global Market Strategies CLO 2015-4, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle Global Market Strategies CLO 2015-5, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Carlyle Global Market Strategies CLO 2016-3, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle US CLO 2016-4, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle US CLO 2017-1, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Carlyle US CLO 2017-2, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle US CLO 2017-3 Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle US CLO 2017-4 Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Carlyle US CLO 2017-5 Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle US CLO 2018-1, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle US CLO 2018-2, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Carlyle US CLO 2018-3, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle US CLO 2018-4 Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle US CLO 2019-1 Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Carlyle US CLO 2019-2 Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle US CLO 2019-3 Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle US CLO 2019-4 Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Carlyle US CLO 2020-1, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle US CLO 2020-2, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Carlyle US CLO 2021-1, Ltd.,
as a Term Lender

By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CarVal CLO I, Ltd.,
as a Term Lender

By:	/s/ Tim Madson
	Name:	Tim Madson
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

CarVal CLO II, Ltd.,
as a Term Lender
by CarVal Investors, LP
its attorney-in-fac

By:	/s/ Tim Madson
	Name:	Tim Madson
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

CarVal CLO III, Ltd.,
as a Term Lender
by CarVal Investors, LP
its attorney-in-fac

By:	/s/ Tim Madson
	Name:	Tim Madson
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Catalyst/CIFC Floating Rate Income Fund,
as a Term Lender
By CIFC Asset Management LLC, its Sub-Advisor

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

Catskill Park CLO, Ltd.,
as a Term Lender
By GSO / Blackstone Debt Funds Management LLC
As Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Cayuga Park CLO, Ltd.,
as a Term Lender
By GSO/Blackstone Debt Funds Management LLC as
Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

CBAM 2017-1, LTD.,
as a Term Lender

By:	/s/ Sagar Karsaliya
	Name:	Sagar Karsaliya
	Title:	Associate

[If a second signature is necessary:]

By:
Name:
Title:

CBAM 2017-2, LTD.,
as a Term Lender

By:	/s/ Sagar Karsaliya
	Name:	Sagar Karsaliya
	Title:	Associate

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CBAM 2017-3, LTD.,
as a Term Lender

By:	/s/ Sagar Karsaliya
	Name:	Sagar Karsaliya
	Title:	Associate

[If a second signature is necessary:]

By:
Name:
Title:

CBAM 2017-4, LTD.,
as a Term Lender

By:	/s/ Sagar Karsaliya
	Name:	Sagar Karsaliya
	Title:	Associate

[If a second signature is necessary:]

By:
Name:
Title:

CBAM 2018-5, LTD.,
as a Term Lender

By:	/s/ Sagar Karsaliya
	Name:	Sagar Karsaliya
	Title:	Associate

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CBAM 2018-6, LTD.,
as a Term Lender

By:	/s/ Sagar Karsaliya
	Name:	Sagar Karsaliya
	Title:	Associate

[If a second signature is necessary:]

By:
Name:
Title:

CBAM 2018-7, LTD.,
as a Term Lender

By:	/s/ Sagar Karsaliya
	Name:	Sagar Karsaliya
	Title:	Associate

[If a second signature is necessary:]

By:
Name:
Title:

CBAM 2018-8, LTD.,
as a Term Lender
By: CBAM CLO Management LLC, as Portfolio
Manager

By:	/s/ Sagar Karsaliya
	Name:	Sagar Karsaliya
	Title:	Associate

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CBAM 2019-10, LTD.,
as a Term Lender
By: CBAM CLO Management LLC,
as Portfolio Manager

By:	/s/ Sagar Karsaliya
	Name:	Sagar Karsaliya
	Title:	Associate

[If a second signature is necessary:]

By:
Name:
Title:

CBAM 2019-11, LTD.,
as a Term Lender
By: CBAM CLO Management LLC, as Portfolio
Manager

By:	/s/ Sagar Karsaliya
	Name:	Sagar Karsaliya
	Title:	Associate

[If a second signature is necessary:]

By:
Name:
Title:

CBAM 2019-9, Ltd.,
as a Term Lender

By:	/s/ Sagar Karsaliya
	Name:	Sagar Karsaliya
	Title:	Associate

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CBAM 2020-12, Ltd.,
as a Term Lender

By:	/s/ Sagar Karsaliya
	Name:	Sagar Karsaliya
	Title:	Associate

[If a second signature is necessary:]

By:
Name:
Title:

CBAM 2020-13, Ltd.,
as a Term Lender

By:	/s/ Sagar Karsaliya
	Name:	Sagar Karsaliya
	Title:	Associate

[If a second signature is necessary:]

By:
Name:
Title:

CBDC Senior Loan Sub LLC,
as a Term Lender

By:	/s/ Alex Slavtchev
	Name:	Alex Slavtchev
	Title:	Vice President

[If a second signature is necessary:]

By:	/s/ Zachary Nuzzi
	Name:	Zachary Nuzzi
	Title:	Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

CFIP CLO 2014-1, Ltd.,
as a Term Lender
By: CFI Partners, LLC, as Collateral Manager for CFIP
CLO 2014-1, Ltd.

By:	/s/ David C. Dieffenbacher
	Name:	David C. Dieffenbacher
	Title:	Principal & Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

CFIP CLO 2017-1, Ltd.,
as a Term Lender
By: CFI Partners, LLC, as Collateral Manager for CFIP
CLO 2017-1, Ltd.

By:	/s/ David C. Dieffenbacher
	Name:	David C. Dieffenbacher
	Title:	Principal & Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

CFIP CLO 2018-1, Ltd.,
as a Term Lender
By: CFI Partners, LLC, as Collateral Manager for CFIP
CLO 2018-1, Ltd.

By:	/s/ David C. Dieffenbacher
	Name:	David C. Dieffenbacher
	Title:	Principal & Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Chenango Park CLO, Ltd.,
as a Term Lender
By: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Chubb Bermuda Insurance Ltd,
as a Term Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Chubb Tempest Reinsurance Ltd.,
as a Term Lender
by KKR Credit Advisors (US) LLC

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Chubb Tempest Reinsurance Ltd,
as a Term Lender
by KKR F1 Advisors, LLC

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2013-I, Ltd.,
as a Term Lender
By: CIFC VS MANAGEMENT LLC, as Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2013-III-R, Ltd.,
as a Term Lender
By: CIFC VS MANAGEMENT LLC, as Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2013-IV, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2014-III, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CIFC Funding 2014-II-R, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2014-IV-R, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2014-V, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CIFC Funding 2015-I, Ltd.,
as a Term Lender
By: CIFC VS MANAGEMENT LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2015-II, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2015-III, Ltd.,
as a Term Lender
By: CIFC VS Management LLC

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2015-IV, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2016-I, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CIFC Funding 2017-I, Ltd.,
as a Term Lender
By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2017-II, Ltd.,
as a Term Lender
By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2017-III, Ltd.,
as a Term Lender
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2017-IV, Ltd.,
as a Term Lender
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2017-V, Ltd.,
as a Term Lender
By: CIFC CLO MANAGEMENT LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1 AND SERIES R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CIFC Funding 2018-I, Ltd.,
as a Term Lender
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1 AND SERIES R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:	Name:

Title:

CIFC Funding 2018-II, Ltd.,
as a Term Lender
By: CIFC CLO MANAGEMENT II LLC, its Collateral Manager by and on behalf of each of its series, SERIES M-1, SERIES O-1 and SERIES R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2018-III, Ltd.,
as a Term Lender
By: CIFC CLO MANAGEMENT II LLC, its Collateral Manager by and on behalf of each of its series, SERIES M-1, SERIES O-1 and SERIES R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2018-IV, Ltd.,
as a Term Lender
By: CIFC CLO MANAGEMENT II LLC, its Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1 and SERIES R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2018-V, Ltd.,
as a Term Lender
By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 And Series R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CIFC Funding 2019-I, Ltd.,
as a Term Lender
By: CIFC CLO MANAGEMENT II LLC, its Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1 and SERIES R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2019-II, Ltd.,
as a Term Lender
By: CIFC CLO MANAGEMENT II LLC, AS
COLLATERAL MANAGER BY AND ON BEHALF OF EACH OF ITS SERIES, SERIES M-1, SERIES O-1, AND SERIES R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2019-III, Ltd.,
as a Term Lender
By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of Its series, Series M-1, Series O-1, and Series R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2019-IV, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2019-V, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CIFC Funding 2019-VI, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC, as Portfolio Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2020-I, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2020-II, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CIFC Funding 2020-IV, Ltd.,
as a Term Lender
By: CIFC Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Funding 2021-I, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC., as Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Loan Opportunity Fund, Ltd.,
as a Term Lender
By: CIFC Asset Management LLC., its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CIFC Senior Secured Corporate Loan Master Fund, L.P., as a Term Lender
By: CIFC Asset Management LLC., its Adviser

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIFC Total Return Credit Fund I Unit Trust,
as a Term Lender
By: CIFC VS Management LLC., as Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

CIM TReal Assets & Credit Fund,
as a Term Lender
By: OFS Capital Management LLC
Its: Investment Sub-Advisor

By:	/s/ Tod K. Reichert
	Name:	Tod K. Reichert
	Title:	Managing Director

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

CION ARES DIVERSIFIED CREDIT FUND,
as a Term Lender

By:	/s/ Charles Williams
	Name:	Charles Williams
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Cirrus Funding 2018-1, Ltd. ,
as a Term Lender

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannatone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Citi Loan Funding GCPH TRS LLC. ,
as a Term Lender

By:	/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

City of New York Group Trust ,
as a Term Lender
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Civil Aviation Authority Pension Scheme ,
as a Term Lender
By: BlackRock Financial Management, Inc., as agent for an on behalf of BlackRock Investment Management (UK) Limited as Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

BEAN CREEK CLO, LTD. ,
as a Term Lender
(Name of Institution)

By:	/s/ Bryan S. Higgins
	Name:	Bryan S. Higgins
	Title:	Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

CLEAR CREEK CLO, LTD. ,
as a Term Lender
(Name of Institution)

By:	/s/ Bryan S. Higgins
	Name:	Bryan S. Higgins
	Title:	Manager

DEER CREEK CLO, LTD. ,
as a Term Lender
(Name of Institution)

By:	/s/ Bryan S. Higgins
	Name:	Bryan S. Higgins
	Title:	Manager

SILVER CREEK CLO, LTD. ,
as a Term Lender
(Name of Institution)

By:	/s/ Bryan S. Higgins
	Name:	Bryan S. Higgins
	Title:	Manager

CLOCKTOWER US SENIOR LOAN FUND, a
series trust of MYL Global Investment Trust , as a Term Lender
By: Credit Suisse Asset Management, LLC, the investment manager for Brown Brothers Harriman Trust Company (Cayman) Limited, the Trsutee for Clocktower US Senior Loan Fund, a series trust of MYL Global Investment Trust

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CMFT CORPORATE CREDIT SECURITIES, LLC , as a Term Lender
By: OFS Capital Management, LLC
Its: Investment Sub-Advisor

By:	/s/ Tod K. Reichert
	Name:	Tod K. Reichert
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Cole Park CLO, Ltd. ,
as a Term Lender
By: GSO/Blackstone Debt Funds Management LLC
Its: Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Commission de la construction du Quebec ,
as a Term Lender
By: BlackRock Asset Management Canada Limited
as Portfolio Manager and BlackRock Financial
Management Inc. as sub-advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Construction and Building Unions Superannuation Fund ,
as a Term Lender
By: Oaktree Capital Management, L.P.
its: Investment Manager

By:	/s/ Andrew Guichet
	Name:	Andrew Guichet
	Title:	Vice President

[If a second signature is necessary:]

By:	/s/ Ronald Kaplan
	Name:	Ronald Kaplan
	Title:	Managing Director

Cook Park CLO, Ltd. ,
as a Term Lender
By: GSO/Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

COPPERHILL LOAN FUND I, LLC ,
as a Term Lender
By: Credit Suisse Asset Management, LLC, as investment manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Covenant Credit Partners CLO III, Ltd. ,
as a Term Lender
By: Covenant CLO Advisors, LLC As its
Investment Manager

By:	/s/ Chris Brogdon
	Name:	Chris Brogdon
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND ,
as a Term Lender
By: Credit Suisse Asset Management, LLC, as
investment advisor

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Credit Suisse Floating Rate Trust ,
as a Term Lender
By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

CREDIT SUISSE SENIOR LOAN INVESTMENT UNIT TRUST (for Qualified Institutional Investors Only) ,
as a Term Lender
By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

CREDIT SUISSE STRATEGIC INCOME FUND , as a Term Lender By: Credit Suisse Asset Management, LLC, an investment advisors

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Crescent Capital High Income Fund B.L.P. , as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
	Name:	Alex Slavtchev
	Title:	Vice President

[If a second signature is necessary:]

By:	/s/ Zachary Nuzzi
	Name:	Zachary Nuzzi
	Title:	Vice President

CRESCENT CAPITAL HIGH INCOME FUND L.P. ,
as a Term Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
	Name:	Alex Slavtchev
	Title:	Vice President

[If a second signature is necessary:]

By:	/s/ Zachary Nuzzi
	Name:	Zachary Nuzzi
	Title:	Vice President

Crestline Denali CLO XIV, Ltd. , as a Term Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
	Name:	Alex Slavtchev
	Title:	Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:	/s/ Zachary Nuzzi
	Name:	Zachary Nuzzi
	Title:	Vice President

Crescent Denali CLO XIV, Ltd. , as a Term Lender By: Crescent Denali Capital, LLC, as collateral manager

By:	/s/ Charles Williams
	Name:	Charles Williams
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Crescent Denali CLO XV, Ltd. , as a Term Lender By: Crescent Denali Capital, LLC, as collateral manager

By:	/s/ Charles Williams
	Name:	Charles Williams
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Crescent Denali CLO XVI, Ltd., as a Term Lender By: Crescent Denali Capital, LLC, as collateral manager

By:	/s/ Charles Williams
	Name:	Charles Williams
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Crescent Denali CLO XVII, Ltd. , as a Term Lender By: Crescent Denali Capital, L.P., collateral manager for Crestline Denali CLO XVII, Ltd.

By:	/s/ Charles Williams
	Name:	Charles Williams
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Crown Point CLO 4 Ltd. , as a Term Lender By: Pretium Credit Management LLC as Collateral Manager

By:	/s/ Jonathan Chin
	Name:	Jonathan Chin
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Crown Point CLO 7 Ltd., as a Term Lender By: Pretium Credit Management LLC as Collateral Manager

By:	/s/ Jonathan Chin
	Name:	Jonathan Chin
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Crown Point CLO 8 Ltd., as a Term Lender By: Pretium Credit Management LLC as Collateral Manager

By:	/s/ Jonathan Chin
	Name:	Jonathan Chin
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

CSAA Insurance Exchange, as a Term Lender By: Octagon Credit Investors, LLC, as sub-advisors

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

CVC Credit Partners Global Yield Master, L.P., as a Term Lender By: Its Investment Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

CVC CREDIT PARTNERS MULTI-STATEGY 2018-1 (US), LTD., as a Term Lender

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Delaware Group Advisor Funds - Delaware Diversified Income Fund, as a Term Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Delaware Group Equity Funds IV - Delaware Floating Rate II Fund, as a Term Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Delaware Group Income Funds - Delaware Floating Rate Fund, as a Term Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Delaware Pooled Trust - Macquarie Core, Plus Bond Portfolio, as a Term Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Delaware VIP Trust - Delaware VIP Diversified Income Series, as a Term Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Denali Capital CLO XI, Ltd., as a Term Lender By: Cresline Denali Capital, LLC, as collateral manager

By:	/s/ Charles Williams
	Name:	Charles Williams
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Denali Capital CLO XII, Ltd., as a Term Lender By: Crestline Denali Capital, LLC, as collateral manager

By:	/s/ Charles Williams
	Name:	Charles Williams
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Dewolf Park CLO, Ltd., as a Term Lender
By: GSO / Blackstone Debt Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Diversified Credit Portfolio Ltd., as a Term Lender BY: Invesco Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

Diversified Loan Fund - Syndicated Loan A.S.a.r.l., as a Term Lender By: Apollo Management International LLP, its portfolio manager By: AMI (Holdings), LLC, its member

By:	/s/ Lacary Sharpe
	Name:	Lacary Sharpe
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

DOLLAR SENIOR LOAN MASTER FUND II, LTD., as a Term Lender By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 33 Senior Loan Fund, as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 36 Senior Loan Fund, as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Dryden 37 Senior Loan Fund, as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 38 Senior Loan Fund, as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 40 Senior Loan Fund, as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Dryden 41 Senior Loan Fund, as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 42 Senior Loan Fund, as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 43 Senior Loan Fund, as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Dryden 45 Senior Loan Fund, as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 47 Senior Loan Fund, as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 50 Senior Loan Fund, as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Dryden 53 CLO, Ltd., as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 54 Senior Loan Fund, as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 55 CLO, Ltd., as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Dryden 57 CLO, Ltd., as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 58 CLO, Ltd., as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 60 CLO, Ltd., as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Dryden 61 CLO, Ltd., as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 64 CLO, Ltd., as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 65 CLO, Ltd., as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Dryden 68 CLO, Ltd., as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 70 CLO, Ltd., as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 75 CLO, Ltd., as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Dryden 76 CLO, Ltd., as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 80 CLO, Ltd., as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden 85 CLO, Ltd., as a Term Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Dryden XXVI Senior Loan Fund,
as a Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Dryden XXVII Senior Loan Fund,
as a Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

DWS Floating Rate Fund,
as a Term Lender
By: DWS Investment Management Americas, its
Investment Sub-Advisor

By:	/s/ Shayna Malnak
	Name:	Shayna Malnak
	Title:	Vice President

[If a second signature is necessary:]

By:	/s/ Sarah Rowin
	Name:	Sarah Rowin
	Title:	Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

Eaton Vance CLO 2013-1 LTD,, as a Term Lender By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance CLO 2014-1R Ltd,, as a Term Lender By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance CLO 2015-1R Ltd,, as a Term Lender By: Eaton Vance Management Porfolio Manager

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Eaton Vance CLO 2018-1 Ltd,, as a Term Lender By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance CLO 2019-1, Ltd,, as a Term Lender By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance CLO 2020-1 Ltd,, as a Term Lender By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Eaton Vance CLO 2020-2 Ltd,, as a Term Lender By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance Floating-Rate 2022 Target Term Trust,, as a Term Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance Floating-Rate Income Plus Fund, as a Term Lender BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Eaton Vance Floating-Rate Income Trust, as a Term Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance Institutional Senior Loan Fund, as a Term Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance Institutional Senior Loan Plus Fund, as a Term Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance Limited Duration Income Fund, as a Term Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance Loan Holding Limited, as a Term Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance Senior Floating-Rate Trust, as a Term Lender BY: Eaton Vance Management as Investment Advisor

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance Senior Income Trust, as a Term Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance Short Duration Diversified Income Fund, as a Term Lender BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust,
as a Term Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance US Senior BL Fund 2018,
as a Term Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Eaton Vance VT Floating-Rate Income Fund,
as a Term Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Elevation CLO 2013-1, Ltd,,
as a Term Lender
By: ArrowMark Colorado Holdings LLC As
Collateral Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager
[If a second signature is necessary:]

By:
Name:
Title:

Elevation CLO 2014-2, Ltd,,
as a Term Lender
By: ArrowMark Colorado Holdings LLC As
Collateral Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Elevation CLO 2016-5, Ltd,,
as a Term Lender
By: ArrowMark Colorado Holdings LLC As
Collateral Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Elevation CLO 2017-6, Ltd,,
as a Term Lender
By: ArrowMark Colorado Holdings LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Elevation CLO 2017-7, Ltd,, as a Term Lender By: 325 Fillmore LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Elevation CLO 2017-8, Ltd,,
as a Term Lender

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Elevation CLO 2018-10, Ltd,,
as a Term Lender

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Elevation CLO 2018-9, Ltd,,
as a Term Lender
By: 325 Fillmore LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Elevation CLO 2020-11, Ltd.,
as a Term Lender
By: ArrowMark Colorado Holdings LLC
As Collateral Manager
By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager
[If a second signature is necessary:]
By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Elmwood CLO I, Ltd,
as a Term Lender
By:	/s/ Bernadette Conway
Name:	Bernadette Conway
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Elmwood CLO II, Ltd,
as a Term Lender
By:	/s/ Bernadette Conway
Name:	Bernadette Conway
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Elmwood CLO III, Ltd,
as a Term Lender
By:	/s/ Bernadette Conway
Name:	Bernadette Conway
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Elmwood CLO IV, Ltd,
as a Term Lender
By:	/s/ Bernadette Conway
Name:	Bernadette Conway
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Elmwood CLO V Ltd.,
as a Term Lender
By:	/s/ Bernadette Conway
Name:	Bernadette Conway
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Elmwood CLO VI, Ltd,
as a Term Lender
By:	/s/ Bernadette Conway
Name:	Bernadette Conway
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Elmwood Warehouse VII, Ltd,
as a Term Lender
By:	/s/ Bernadette Conway
Name:	Bernadette Conway
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Elmwood Warehouse VIII, Ltd.,
as a Term Lender
By:	/s/ Bernadette Conway
Name:	Bernadette Conway
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Employees’ Retirement Fund of the City of Dallas,
as a Term Lender
BY: BlackRock Financial Management, Inc.,
its Investment Advisor
By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Employers Assurance Company,
as a Term Lender
By: BlackRock Financial Management, Inc.
Its Investment Advisor
By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]
By:
Name:
Title:
Employers Insurance Company of Nevada,
as a Term Lender
By: BlackRock Financial Management, Inc.
Its Investment Advisor
By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Employers Preferred Insurance Company,
as a Term Lender
By: BlackRock Financial Management, Inc.
By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Employers Reassurance Corporation,
as a Term Lender
By: BlackRock Financial Management, Inc.
Its Investment Advisor
By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
ERIE INDEMNITY COMPANY,
as a Term Lender
By: Credit Suisse Asset Management, LLC.,
as its investment manager
By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
ERIE INSURANCE EXCHANGE,
as a Term Lender
By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
FIAM Floating Rate High Income Commingled Pool, as a Term Lender
By: Fidelity Institutional Asset Management Trust
Company as Trustee
By:	/s/ Christopher Maher
Name:	Christopher Maher
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
FIAM Leveraged Loan, LP,
as a Term Lender
By: FIAM LLC as Investment Manager
By:	/s/ Christopher Maher
Name:	Christopher Maher
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund,
as a Term Lender
By:	/s/ Christopher Maher
Name:	Christopher Maher
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund, as a Term Lender

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Christopher Maher
Name:	Christopher Maher
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Fidelity Floating Rate High Income Fund,
as a Term Lender
for Fidelity Investments Canada ULC as Trustee of
Fidelity Floating Rate High Income Fund
By:	/s/ Christopher Maher
Name:	Christopher Maher
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Fidelity Floating Rate High Income Multi-Asset Base Fund,
as a Term Lender
by its manager Fidelity Investments Canada ULC
By:	/s/ Christopher Maher
Name:	Christopher Maher
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Fidelity Income Fund: Fidelity Total Bond Fund, as a Term Lender
By:	/s/ Christopher Maher
Name:	Christopher Maher
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Fidelity Qualifying Investor Funds Plc,
as a Term Lender
By: FIAM LLC as Sub Advisor

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Christopher Maher
Name:	Christopher Maher
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Fidelity Salem Street Trust: Fidelity SAI Total Bond Fund, as a Term Lender
By:	/s/ Christopher Maher
Name:	Christopher Maher
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund,
as a Term Lender
By:	/s/ Christopher Maher
Name:	Christopher Maher
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Fidelity Worldwide Investment Trust - Fidelity US Bank Loan Fund,
as a Term Lender
By: FIAM LLC as Sub Advisor
By:	/s/ Christopher Maher
Name:	Christopher Maher
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Fillmore Park CLO, Ltd.,
as a Term Lender
By: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]
By:
Name:
Title:
First Eagle Bank Loan Select Master Fund, a Class of the First Eagle Bank Loan Select Series Trust I,
as a Term Lender
By First Eagle Alternative Credit SLS, LLC, as
Investment Manager
By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head
[If a second signature is necessary:]
By:
Name:
Title:
First Eagle BSL CLO 2019-1 Ltd.,
as a Term Lender
By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head
[If a second signature is necessary:]
By:
Name:
Title:
First Eagle Senior Loan Fund,
as a Term Lender
by First Eagle Alternative Credit, LLC,
as Adviser
By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head
[If a second signature is necessary:]
By:
Name:
Title:
First Trust High Yield Opportunities 2027 Term Fund, as a Term Lender
By: First Trust Advisors L.P’, its lnvestment
Advisor
By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
First Trust Senior Floating Rate Income Fund II, as a Term Lender
By: First Trust Advisors L.P., its investment manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
First Trust Short Duration High Income Fund,
as a Term Lender
BY: First Trust Advisors L.P., its investment manager
By:	/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
MainStay Floating Rate Fund,
a series of MainStay Funds Trust
By: NYL Investors LLC,
its Subadvisor,
MainStay VP Floating Rate Portfolio, a series of
MainStay VP Funds Trust By: NYL Investors LLC,
its Subadvisor, Flatiron CLO 18 Ltd.
By: NYL Investors LLC,
as Collateral Manager and Attorney-In-Fact,
Flatiron CLO 20 Ltd.
By: NYL Investors LLC,
as Collateral Manager and Attorney-In-Fact,
TCI-Flatiron CLO 2017-1 Ltd.
By: TCI Capital Management II LLC,
its Collateral Manager
By: NYL Investors LLC,
its Attorney-In-Fact, TCI-Flatiron CLO 2018-1 Ltd.
By: TCI Capital Management LLC,
its Collateral Manager
By: NYL Investors LLC, its Attorney-In-Fact,
as a Term Lender
By:	/s/ Jeanne M. Cruz
Name:	Jeanne M. Cruz
Title:	Managing Director
Fonds de Formation des Salaries de L’Industrie de la Construction du Quebec,
as a Term Lender
By: BlackRock Asset Management Canada Limited
as Portfolio Manager and BlackRock Financial
Management Inc. as sub-advisor

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Fyrkat Designated Activity Company,
as a Term Lender
By: Its Investment Advisor CVC Credit Partners,
LLC
By:	/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager
[If a second signature is necessary:]
By:
Name:
Title:
G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity), as a Term Lender
BY: Octagon Credit Investors, LLC, as Portfolio Manager
By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Vice President, Portfolio Administration
[If a second signature is necessary:]
By:
Name:
Title:
GILBERT PARK CLO, LTD.,
as a Term Lender
By: GSO / Blackstone Debt Funds Management
LLC as Collateral Manager
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]
By:
Name:
Title:
GIM Credit Master Lux S.a r.l.,
as a Term Lender
By: HPS Investment Partners, LLC as Investment Manager
By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
GoldenTree Loan Management US CLO 1, Ltd.,
as a Term Lender
By: GoldenTree Loan Management LP
By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
GoldenTree Loan Management US CLO 2, Ltd.,
as a Term Lender
By: GoldenTree Loan Management LP
By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
[Signature Page to First Amendment]
GoldenTree Loan Management US CLO 3, Ltd.,
as a Term Lender
By: GoldenTree Loan Management LP
By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
GoldenTree Loan Management US CLO 4, Ltd.,
as a Term Lender
By: GoldenTree Loan Management LP

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
GoldenTree Loan Management US CLO 5, Ltd.,
as a Term Lender
By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
GoldenTree Loan Management US CLO 6, Ltd.,
as a Term Lender
By: GoldenTree Loan Management LP
By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
GoldenTree Loan Management US CLO 7, Ltd.,
as a Term Lender
By: GoldenTree Loan Management, LP
By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
GoldenTree Loan Management US CLO 8, Ltd.,
as a Term Lender
By: GoldenTree Loan Management II, LP
By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]
By:
Name:
Title:
GoldenTree Loan Management US CLO 9, Ltd.,
as a Term Lender
By: GoldenTree Loan Management II, LP
By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
GoldenTree Loan Opportunities IX, Limited, as a Term Lender
By: GoldenTree Asset Management, LP
By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
GOLDENTREE LOAN OPPORTUNITIES X, LIMITED, as a Term Lender
By: GoldenTree Asset Management, LP
By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
GOLDENTREE LOAN OPPORTUNITIES XI, LIMITED, as a Term Lender
By: GoldenTree Asset Management, LP
By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
GoldenTree Loan Opportunities XII, Limited, as a Term Lender
By: GoldenTree Asset Management, LP

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund
By: Goldman Sachs Asset Management, L.P. as investment advisor and not as principal, as a Term Lender
By:	/s/ Mahesh Mohan
Name:	Mahesh Mohan
Title:	Authorized Signatory
Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux)
By Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Term Lender
By:	/s/ Mahesh Mohan
Name:	Mahesh Mohan
Title:	Authorized Signatory
Golub Capital Partners CLO 19(B)-R, Ltd., as a Term Lender
By: GC Advisors LLC, as Collateral Manager
By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Golub Capital Partners CLO 22(B)-R, Ltd., as a Term Lender
By: OPAL BSL LLC, as Collateral Manager
By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Golub Capital Partners CLO 23(B)-R, Ltd., as a Term Lender
By: OPAL BSL LLC, as Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Golub Capital Partners CLO 26(B)-R, Ltd., as a Term Lender
By: OPAL BSL LLC, as Collateral Manager
By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Golub Capital Partners CLO 35(B), Ltd., as a Term Lender
By: GC Advisors LLC, as Collateral Manager
By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Golub Capital Partners CLO 37(B), Ltd., as a Term Lender
By: OPAL BSL LLC, as Collateral Manager
By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Golub Capital Partners CLO 39(B), Ltd., as a Term Lender
By: OPAL BSL LLC, as Collateral Manager
By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]
By:
Name:
Title:
Golub Capital Partners CLO 40(B), Ltd., as a Term Lender
By: OPAL BSL LLC, as Collateral Manager
By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Golub Capital Partners CLO 41(B)-R, Ltd., as a Term Lender
By: OPAL BSL LLC, as Collateral Manager
By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Golub Capital Partners CLO 43(B), Ltd., as a Term Lender
By: OPAL BSL LLC, as Collateral Manager
By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Golub Capital Partners CLO 48(B), Ltd., as a Term Lender
By: OPAL BSL LLC, as Collateral Manager
By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Golub Capital Partners CLO 50(B), Ltd., as a Term Lender
By: OPAL BSL LLC, as Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Golub Capital Partners CLO 52(B), Ltd., as a Term Lender
By: OPAL BSL LLC, as Collateral Manager
By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Greenwood Park CLO Ltd., as a Term Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Greywolf CLO II, Ltd, as a Term Lender
By: Greywolf Loan Management LP, as Portfolio Manager
By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Greywolf CLO III, Ltd. (Re-issue), as a Term Lender
By: Greywolf Loan Management LP, as Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Greywolf CLO IV, Ltd (Re-Issue), as a Term Lender
By: Greywolf Loan Management LP, as Portfolio Manager
By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Greywolf CLO V, Ltd, as a Term Lender
By: Greywolf Loan Management LP, as Portfolio Manager
By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Greywolf CLO VI, Ltd, as a Term Lender
By: Greywolf Loan Management LP, as Portfolio Manager
By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Greywolf CLO VII, Ltd, as a Term Lender
By: Greywolf Loan Management LP, as Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Grippen Park CLO, Ltd., as a Term Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
GSO Bordeaux Funding LLC, as a Term Lender
By: GSO / Blackstone Senior Floating Rate Opportunity Fund LP, as the sole member
By: GSO SFRO Associates LLC, its general partner
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
GT Loan Financing I, Ltd., as a Term Lender
By: GoldenTree Asset Management, LP
By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
GTAM 110 DESIGNATED ACTIVITY COMPANY, as a Term Lender
By: GoldenTree Asset Management, LP

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Guardia 1, Ltd, as a Term Lender
By: Sculptor Loan Management LP, its investment manager
By: Sculptor Loan Management LLC, its general partner
By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer
[If a second signature is necessary:]
By:
Name:
Title:
Guggenheim Funds Trust - Guggenheim Floating Rate Strategies Fund, as a Term Lender
By: Guggenheim Partners Investment Management, LLC
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person
[If a second signature is necessary:]
By:
Name:
Title:
Guggenheim Variable Funds Trust - Series F (Floating Rate Strategies Series),
as a Term Lender
By: Guggenheim Partners Investment Management, LLC as Investment Adviser
By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person
[If a second signature is necessary:]
By:
Name:
Title:
GULF STREAM MERIDIAN 1 LTD., as a Term Lender
By: Meridian Credit Management LLC d/b/a Gulf Stream Asset Management, as its Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ William Farr IV
Name:	William Farr IV
Title:	Senior Portfolio Manager
[If a second signature is necessary:]
By:
Name:
Title:
Gulf Stream Meridian 2 LTD., as a Term Lender
By: Meridian Credit Management LLC d/b/a Gulf Stream Asset Management, as its Collateral Manager
By:	/s/ William Farr IV
Name:	William Farr IV
Title:	Senior Portfolio Manager
[If a second signature is necessary:]
By:
Name:
Title:
HalseyPoint CLO 3, Ltd, as a Term Lender
By:	/s/ LeeMichel Zapata
Name:	LeeMichel Zapata
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
HalseyPoint CLO I, Ltd., as a Term Lender
By:	/s/ LeeMichel Zapata
Name:	LeeMichel Zapata
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
HalseyPoint CLO II, Ltd, as a Term Lender
By:	/s/ LeeMichel Zapata
Name:	LeeMichel Zapata
Title:	Managing Director

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]
By:
Name:
Title:
Hand Composite Employee Benefit Trust - Western Asset Income CIF,
as a Term Lender
By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Harbor Park CLO, Ltd., as a Term Lender by GSO/Blackstone Debt Funds Management LLC as Collateral Manager
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
HarbourView CLO VII-R, Ltd., as a Term Lender
By: HarbourView Asset Management Corporation, as Collateral Manager
By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual
[If a second signature is necessary:]
By:
Name:
Title:
Harriman Park CLO, Ltd.,
as a Term Lender
by Blackstone / GSO CLO Management LLC as
Collateral Manager
by: GSO / Blackstone Debt Funds Management LLC, its managing member
By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]
By:
Name:
Title:
Hartford Total Return Bond ETF, as a Term Lender
By: Wellington Management Company LLP as its Investment Advisor
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
High Yield Bond Fund, as a Term Lender
By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
HPS Loan Management 10-2016, Ltd., as a Term Lender
By: HPS Investment Partners, LLC, its Investment Manager
By:	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President
[If a second signature is necessary:]
By:
Name:
Title:
HPS Loan Management 11-2017, Ltd., as a Term Lender
By: HPS Investment Partners CLO (US), LLC, its Investment Manager
By: HPS Investment Partners, LLC, its Sub-Advisor
By:	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President
[If a second signature is necessary:]
By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

HPS Loan Management 12-2018, Ltd., as a Term Lender
By: HPS Investment Partners, LLC, its Investment Manager
By:	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President
[If a second signature is necessary:]
By:
Name:
Title:
HPS Loan Management 13-2018, Ltd., as a Term Lender
By: HPS Investment Partners, LLC, its Investment Manager
By:	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President
[If a second signature is necessary:]
By:
Name:
Title:
HPS Loan Management 14-2019, Ltd., as a Term Lender
By: HPS Investment Partners, LLC as Sub-Manager
By:	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President
[If a second signature is necessary:]
By:
Name:
Title:
HPS Loan Management 15-2019, Ltd., as a Term Lender
By: HPS Investment Partners, LLC as Sub-Manager
By:	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Senior Vice President
[If a second signature is necessary:]
By:
Name:
Title:
HPS Loan Management 2013-2, Ltd., as a Term Lender
By: HPS Investment Partners CLO (US), LLC, its Investment Manager
By: HPS Investment Partners, LLC, its Sub-Advisor

[Signature Page to First Amendment]

Signature Page to First Amendment

	By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President
[If a second signature is necessary:]

By:
Name:
Title:

HPS Loan Management 3-2014, Ltd., as a Term Lender
By: HPS Investment Partners CLO (US), LLC, its
Investment Manager
By: HPS Investment Partners, LLC, its Sub-Advisor
By:

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:

HPS Loan Management 4-2014, Ltd., as a Term Lender
By: HPS Investment Partners CLO (US), LLC, its
Investment Manager
By: HPS Investment Partners, LLC, its Sub-Advisor
By:

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

HPS Loan Management 5-2015, Ltd.,
as a Term Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:

HPS Loan Management 6-2015, Ltd.,
as a Term Lender
By: HPS Investment Partners CLO (US), LLC, its Investment Manager
By: HPS Investment Partners, LLC, its Sub-Advisor
By:

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:

HPS Loan Management 8-2016, Ltd.,
as a Term Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

HPS Loan Management 9-2016, Ltd.,
as a Term Lender
By: HPS Investment Partners, LLC, its Investment Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:

HRSIH Debt II LLC,
as a Term Lender
By: Apollo Credit Management (Senior Loans), LLC, its investment manager

By:	/s/ Lacary Sharpe
	Name:	Lacary Sharpe
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

HYFI Aquamarine Loan Fund, as a Term Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

HYFI LOAN FUND,
as a Term Lender
By: Credit Suisse Asset Management, LLC, as investment

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

ICG US CLO 2015-1, Ltd.,
as a Term Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

ICG US CLO 2017-1, Ltd.,
as a Term Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

ICG US CLO 2017-2, Ltd., as a Term Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

ICG US CLO 2018-1, Ltd.,
as a Term Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

ICG US CLO 2020-1, Ltd.,
as a Term Lender

By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

ICG US CLO 2021-1, Ltd.,
as a Term Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

ICM Global Floating Rate Income Limited,
as a Term Lender
By: Investcorp Credit Management US LLC, as the US Investment Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

INDACO SICAV-SIF - INDACO CIFC US LOANS,
as a Term Lender By: CIFC Asset Management LLC, its Sub-Investment Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

Indaco SICAV-SIF Senior Secured Corporate Loan Fund,
as a Term Lender
By: CIFC Asset Management LLC, its Sub-Investment Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

INFLATION PROTECTION FUND I SERIES, a series of the Wespath Funds Trust, as a Term Lender

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Invesco Senior Secured Management, Inc.
as Sub-advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

Invesco Floating Rate ESG Fund,
as a Term Lender
BY: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

Invesco Floating Rate Income Fund,
as a Term Lender
By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Invesco Master Loan Fund,
as a Term Lender
By: Invesco Senior Secured Management, Inc., as Investment Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

Invesco Sakura US Senior Secured Fund,
as a Term Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

Invesco Senior Floating Rate Fund,
as a Term Lender
By: Invesco Senior Secured Management, Inc., as Investment Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Invesco Senior Floating Rate Plus Fund,
as a Term Lender
By: Invesco Senior Secured Management, Inc., as Investment Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

Invesco Senior Income Trust,
as a Term Lender
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Invesco Senior Loan Fund,
as a Term Lender
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

INVESCO SSL FUND LLC,
as a Term Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

Invesco Teton Fund LLC,
as a Term Lender
By: Invesco Senior Secured Management, Inc., as Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust,
as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

Invesco Zodiac Funds - Invesco US Senior Loan ESG Fund,
as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

Invesco Zodiac Funds - Invesco US Senior Loan Fund,
as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

IOOF Investment Services Ltd as Trustee for IOOF INCOME TRUST,
as a Term Lender

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

IOOF Investment Services Ltd as Trustee for MULTI SERIES WHOLESALE FIXED INCOME TRUST,
as a Term Lender

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Jamestown CLO IX Ltd.,
as a Term Lender
By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Jamestown CLO VI-R Ltd.,
as a Term Lender
By: Investcorp Credit Management US LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Jamestown CLO X Ltd.,
as a Term Lender
By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

JAMESTOWN CLO XI LTD.,
as a Term Lender
By: Investcorp Credit Management US LLC, as Investment Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Jamestown CLO XII Ltd.,
as a Term Lender

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Jamestown CLO XIV Ltd.,
as a Term Lender
By: Investcorp Credit Management US LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

JAMESTOWN CLO XV Ltd.,
By: Investcorp Credit Management US LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Jay Park CLO Ltd.,
as a Term Lender
By: Virtus Partners LLC as Collateral Administrator

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

JFIN CLO 2013 LTD.,
as a Term Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

JHF II - Short Duration Credit Opportunities Fund,
as a Term Lender

By:	/s/ Adam Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

[If a second signature is necessary:]

By:
Name:
Title:

JNL/Fidelity Institutional Asset Management Total Bond Fund,
as a Term Lender

By:	/s/ Christopher Maher
	Name:	Christopher Maher
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as a Term Lender
By: PPM America, Inc., as sub-adviser

By:	/s/ Timothy Kane
	Name:	Timothy Kane
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

JNL/T. Rowe Price Capital Appreciation Fund,
as a Term Lender

By:	/s/ Rebecca Willey
	Name:	Rebecca Willey
	Title:	Bank Loan Trader

[If a second signature is necessary:]

By:
Name:
Title:

John Hancock Funds II - Capital Appreciation Value Fund, as a Term Lender
By: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Rebecca Willey
	Name:	Rebecca Willey
	Title:	Bank Loan Trader

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

JPMBI re Blackrock Bankloan Fund,
as a Term Lender
By: BlackRock Financial Management Inc., as Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as a Term Lender
By:

By:	/s/ Sean Chudzik
	Name:	Sean Chudzik
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

JSS Special Investments FCP (SIF) - JSS Senior Loan Fund,
as a Term Lender
By:	CIFC Asset Management LLC, its Sub-Investment Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

KA SPECIAL K, L.P.,
as a Term Lender
By:

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Kapitalforeningen Investin Pro, US Leveraged Loans I,
as a Term Lender
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

Kayne CLO 10, Ltd.,
as a Term Lender
By:

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Kayne CLO 4, Ltd.,
as a Term Lender
By:

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Kayne CLO 5, Ltd.,
as a Term Lender
By:

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Kayne CLO 6, Ltd.,
as a Term Lender
By:

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Kayne CLO 7, Ltd.,
as a Term Lender
By:

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Kayne CLO 8, Ltd.,
as a Term Lender
By:

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Kayne CLO 9, Ltd.,
as a Term Lender
By:

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Kayne CLO I, Ltd.,
as a Term Lender
By:

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Kayne CLO II, Ltd.,
as a Term Lender
By:

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Kayne CLO III, Ltd.,
as a Term Lender
By:

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

KAYNE LIQUID CREDIT FUND, LP,
as a Term Lender
By:

By:	/s/ John Eanes
	Name:	John Eanes
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 10 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 11 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

KKR CLO 12 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 14 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 15 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

KKR CLO 16 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 17 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 18 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

KKR CLO 19 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 20 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 21 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

KKR CLO 22 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 23 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 24 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

KKR CLO 25 LTD., as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 26 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 27 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

KKR CLO 28 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 29 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 30 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

KKR CLO 31 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 32 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR CLO 9 LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

KKR DAF SYNDICATED LOAN AND HIGH YIELD FUND DESIGNATED ACTIVITY COMPANY,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

KKR FINANCIAL CLO 2013-1, LTD.,
as a Term Lender
By:

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Kolumban Alternative Investments - Loans,
as a Term Lender
By:	CIFC Asset Management LLC, its Sub-Investment Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Kolumban Alternative Investments - Loans,
as a Term Lender
By:	Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Lake Forest Bank & Trust Company, N.A., a subsidiary of Wintrust Financial Corporation, as a Term Lender
By:	Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Lena Dawson
	Name:	Lena Dawson
	Title:	Senior Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Legg Mason Partners Income Trust - Western Asset Income Fund,
as a Term Lender
By:

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Leo Funding I Limited,
as a Term Lender
BlueBay Asset Management LLC acting as agent for:
Leo Funding I Limited

By:

By:	/s/ Kevin Webb
	Name:	Kevin Webb
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Leveraged Loan (JPY hedged) fund a Series Trust of Cayman World Invest Trust, as a Term Lender

By:	PGIM, Inc., as Investment Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Loan Funding II LLC,
as a Term Lender

By:	BlackRock Financial Management, Inc., Its Sub-Adviser

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Long Point Park CLO Ltd.,
as a Term Lender

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Longfellow Place CLO, Ltd.,
as a Term Lender

By:

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Los Angeles County Employees Retirement Association.
as a Term Lender
By: Credit Suisse Asset Management, LLC,
By: Credit Suisse Asset Management, LLC, as Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Macquarie Diversified Income Trust.
as a Term Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Macquarie Senior Secured Loans Fund.
as a Term Lender
By: Macquarie Investment Management Advisers on behalf of Macquarie Senior Secured Loans Fund

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Madison Flintholm Senior Loan Fund I DAC.
as a Term Lender
By: Credit Suisse Asset Management LLC,
as Investment Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding L, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as Portfolio Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

MADISON PARK FUNDING X. LTD,.
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XI, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XIII, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

MADISON PARK FUNDING XIV. LTD,.
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XIX, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as collateral manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XL, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XLII, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XLIII, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Madison Park Funding XLIV, Ltd.. as a Term Lender
By: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XLV, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC in its capacity as Investment Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XLVI, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as Portfolio Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Madison Park Funding XLVIII, Ltd.
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as Portfolio Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

MADISON PARK FUNDING XVII. LTD,.
as a Term Lender
BY: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XVIII, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC
as Collateral Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XX, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XXI, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XXII, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XXIII, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC
as Collateral Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XXIV, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC
as Collateral Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Madison Park Funding XXIX, Ltd.. as a Term Lender
By: Credit Suisse Asset Management, LLC, as Collateral Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XXV, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as collateral manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XXVI, Ltd.
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as collateral manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Madison Park Funding XXVII, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as Asset Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XXVIII, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XXX, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC
as Portfolio Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XXXI, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as Asset Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XXXII, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as Porfolio Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

MADISON PARK FUNDING XXXIII. LTD,. as a Term Lender
By: Credit Suisse Asset Management, LLC, as Collateral Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XXXIV, Ltd..
as a Term Lender

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

Madison Park Funding XXXV, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as Asset Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XXXVI, Ltd..
as a Term Lender

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XXXVII, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as Porfolio Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Madison Park Funding XXXVIII, Ltd..
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as Portfolio Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Magnetite VII. Limited.
as a Term Lender
BY: BlackRock Financial Management Inc.,
Its Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Magnetite VIII. Limited.
as a Term Lender
By: BlackRock Financial Management Inc.,
Its Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Magnetite XII, LTD,.
as a Term Lender
By: BlackRock Financial Management, Inc.,
Its Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Magnetite XIV-R, Limited.
as a Term Lender
By: BlackRock Financial Management,
its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

MAGNETITE XIX. LIMITED.
as a Term Lender
By: BlackRock Financial Management, Inc.
as Asset Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Magnetite XV, Limited.
as a Term Lender
By: BlackRock Financial Management, Inc.,
as Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]
By:
Name:
Title:

Magnetite XVII, Limited.
as a Term Lender
By: Blackrock Financial Management, Inc.,
as Interim Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Magnetite XVIII, Limited.
as a Term Lender
By: BlackRock Financial Management, Inc.,
its Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Magnetite XX, Limited.
as a Term Lender
By: BlackRock Financial Management, Inc.,
as Portfolio Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Magnetite XXI, Limited.
as a Term Lender
By: BlackRock Financial Management Inc.,
as Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Magnetite XXII, Limited.
as a Term Lender
By: BlackRock Financial Management Inc.,
as Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Magnetite XXIII, Limited.
as a Term Lender
By: BlackRock Financial Management Inc.,
as Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Magnetite XXIV, Limited.
as a Term Lender
By: BlackRock Financial Management Inc.,
as Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

MAGNETITE XXV. LIMITED.
as a Term Lender
By: BlackRock Financial Management Inc.,
as Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

MAGNETITE XXVI. LIMITED.
as a Term Lender
By: BlackRock Financial Management Inc.,
as Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Magnetite XXVII, Limited.
as a Term Lender
By: BlakRock Financial Management Inc.
Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Magnetite XXVIII, Limited.
as a Term Lender
By: BlackRock Financial Management Inc.,
as Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Man GLG US CLP 2018-2 Ltd..
as a Term Lender
BY: Silvermine Capital Management LLC
As Collateral Manager

By:	/s/ Chris Berslin
	Name:	Chris Berslin
	Title:	Credit Analyst

[If a second signature is necessary:]

By:
Name:
Title:

Marathon CLP 2020-15 Ltd..
as a Term Lender
By Marathon Asset Management L.P.
Its Portfolio Manager

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

MARATHON CLO IX LTD,.
as a Term Lender
By: MARATHON ASSET MANAGEMENT, L.P.
as Portfolio Manager

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Marble Point CLO X Ltd..
as a Term Lender
By: MP CLO Management LLC,
its Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

[If a second signature is necessary:]

By:
Name:
Title:

Marble Point CLO XI Ltd..
as a Term Lender
By: Marble Point CLP Management LLC,
its Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

[If a second signature is necessary:]

By:
Name:
Title:

Marble Point CLO XII Ltd..
as a Term Lender
By: Marble Point CLO Management LLC,
its Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

[If a second signature is necessary:]

By:
Name:
Title:

Marble Point CLO XIV Ltd..
as a Term Lender
By: Marble Point CLO Management LLC,
its Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

[If a second signature is necessary:]

By:
Name:
Title:

Marble Point CLO XIX Ltd.
as a Term Lender
By: Marble Point CLP Management LLC,
its Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Marble Point CLO XV Ltd..
as a Term Lender
By: Marble Point CLP Management LLC,
its Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

[If a second signature is necessary:]

By:
Name:
Title:

Marble Point CLO XVI Ltd..
as a Term Lender
By: Marble Point CLP Management LLC,
its Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

[If a second signature is necessary:]

By:
Name:
Title:

Marble Point CLO XVII Ltd..
as a Term Lender
By: Marble Point CLP Management LLC,
its Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Marble Point CLO XVIII Ltd..
as a Term Lender
By: Marble Point CLP Management LLC,
its Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

[If a second signature is necessary:]

By:
Name:
Title:

Maryland State Retirement and Pension System.
as a Term Lender
By: Credit Suisse Asset Management, LLC,
as its Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Medtronic Holdings Sarl.
as a Term Lender
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Mercer Global Opportunistic Fixed Income Fund.
as a Term Lender

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Mercer Opportunistic Fixed Income Fund,
as a Term Lender

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Metropolitan Life Insurance Company.
as a Term Lender
By: BlackRock Financial Management, Inc. as investment manager to Metropolitan Life Insurance Company on behalf of its Separate Account No. 479

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

MILOS CLP, LTD,.
as a Term Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc.
as sole member

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

MKS CLP 2017-1, Ltd..
as a Term Lender
By: MKS CLP Advisors, LLC
as Investment Manager

By:	/s/ Neel Doshi
	Name:	Neel Doshi
	Title:	Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

MKS CLP 2017-2, Ltd.. as a Term Lender
By: MKS CLP Advisors, LLC as Investment Manager

By:	/s/ Neel Doshi
	Name:	Neel Doshi
	Title:	Director

[If a second signature is necessary:]

By:
Name:
Title:

MP CLP III. Ltd..
as a Term Lender
By: MP CLP Management LLC,
its Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

[If a second signature is necessary:]

By:
Name:
Title:

MP CLO VII. Ltd..
as a Term Lender
By: MP CLP Management LLC,
its Collateral Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Multi-Strategy Credit Fund.
as a Term Lender
By: BlackRock Financial Management Inc.,
as Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Myers Park CLP, Ltd..
as a Term Lender
By: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Nassau 2017-1 Ltd..
as a Term Lender

By:	/s/ Edward Vietor
	Name:	Edward Vietor
	Title:	Director

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Nassau 2017-11 Ltd.. as a Term Lender

By:	/s/ Edward Vietor
	Name:	Edward Vietor
	Title:	Director

[If a second signature is necessary:]

By:
Name:
Title:

Nassau 2018-1 Ltd..
as a Term Lender

By:	/s/ Edward Vietor
	Name:	Edward Vietor
	Title:	Director

[If a second signature is necessary:]

By:
Name:
Title:

Nassau 2018-11 Ltd..
as a Term Lender

By:	/s/ Edward Vietor
	Name:	Edward Vietor
	Title:	Director

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Nassau 2019-1 Ltd..
as a Term Lender

By:	/s/ Edward Vietor
	Name:	Edward Vietor
	Title:	Director

[If a second signature is necessary:]

By:
Name:
Title:

Nassau 2019-11 Ltd..
as a Term Lender

By:	/s/ Edward Vietor
	Name:	Edward Vietor
	Title:	Director

[If a second signature is necessary:]

By:
Name:
Title:

Nassau 2020-1 Ltd..
as a Term Lender

By:	/s/ Edward Vietor
	Name:	Edward Vietor
	Title:	Director

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

National Electrical Benefit Fund.
as a Term Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
	Name:	Alex Slavtchev
	Title:	Vice President

[If a second signature is necessary:]

By:	/s/ Zachary Nuzzi
	Name:	Zachary Nuzzi
	Title:	Vice President

Naw Exchange Service Command Retirement Trust.
as a Term Lender
BY: BlackRock Financial Management, Inc.,
its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
	Title:	w

[Signature Page to First Amendment]

Signature Page to First Amendment

Naw Pier NON IG Credit Fund a Series Trust of Income Investment Trust. as a Term Lender
By: Neuberger Berman Investment Advisers LLC as Investment Manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

NB Crossroads Private Markets Access Fund LLC.
as a Term Lender
By: Neuberger Berman Loan Advisers LLC
as Adviser

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

NC GARNET FUND. L.P,.
as a Term Lender
By: NC Garnet Fund (GenPar), LLC, its general partner
By: BlackRock Financial Management, Inc.
its manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Neuberger Berman CLO XIV. Ltd..
as a Term Lender
By Neuberger Berman Investment Advisers LLC
as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman CLO XV. Ltd..
as a Term Lender
BY: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman CLO XVII. Ltd..
as a Term Lender
By Neuberger Berman Investment Advisers LLC
as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman CLO XVIII. Ltd..
as a Term Lender
By Neuberger Berman Investment Advisers LLC
as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman CLO XXII. Ltd.
as a Term Lender
By: Neuberger Berman Investment Advisers LLC
as its Collateral Manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman Floating Rate Income Fund.
as a Term Lender
By: Neuberger Berman Fixed Income LLC,
as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman High Quality Global Senior Floating Rate Income Fund.
as a Term Lender
By: Neuberger Berman Investment Adviser LLC,
as Manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman Investment Funds II PLC - Neuberger Berman Global Senior Floating Rate Income Fund.
as a Term Lender
By: Neuberger Berman Investment Advisers LLC

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Neuberger Berman Loan Advisers CLP 24, Ltd.. as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman Loan Advisers CLO 25, Ltd.,
as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as
Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as
Sub-Advisor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman Loan Advisers CLO 26, Ltd.,
as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as
Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as
Sub-Advisor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman Loan Advisers CLO 27, Ltd.,
as a Term Lender
By: Neuberger Berman Investment Advisers LLC, as Collateral Manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman Loan Advisers CLO 28, Ltd.,
as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Neuberger Berman Loan Advisers CLO 29, Ltd., as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as
Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as
Sub-Advisor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman Loan Advisers CLO 25, Ltd.,
as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as
Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as
Sub-Advisor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman Loan Advisers CLO 31, Ltd.,
as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as
Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as
Sub-Advisor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Neuberger Berman Loan Advisers CLO 32, Ltd.,
as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as
Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as
Sub-Advisor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman Loan Advisers CLO 33, Ltd.,
as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as its
Collateral Manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman Loan Advisers CLO 34, Ltd.,
as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as
Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as
Sub-Advisor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman Loan Advisers CLO 35, Ltd.,
as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as
Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as
Sub-Advisor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman Loan Advisers CLO 36, Ltd.,
as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as
Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as
Sub-Advisor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Neuberger Berman Loan Advisers CLO 37, Ltd.,
as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as
Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as
Sub-Advisor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman Loan Advisers CLO 38, Ltd.,
as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as
Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as
Sub-Advisor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Neuberger Berman Loan Advisers CLO 39, Ltd.,
as a Term Lender
By: Neuberger Berman Loan Advisers LLC, as
Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as
Sub-Advisor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

New Mountain CLO 1, Ltd.,
as a Term Lender

By:	/s/ John R. Kline
	Name:	John R. Kline
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Newark BSL CLO 1, Ltd.,
as a Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Newark BSL CLO 2, Ltd.,
as a Term Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
	Name:	Ian F. Johnston
	Title:	Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Niagara Park CLO, Ltd.,
as a Term Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

NN (L) Flex - Senior Loans, as a Term Lender BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

NN (L) Flex - Senior Loans Select, as a Term Lender Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Nomura Global Manager Select - Bank Loan Fund,
as a Term Lender
BY: Deutsche Investment Management Americas Inc.,
its Investment Sub-Advisor

By:	/s/ Shayna Malnak
	Name:	Shayna Malnak
	Title:	Vice President

[If a second signature is necessary:]

By:	/s/ Sarah Rowin
	Name:	Sarah Rowin
	Title:	Vice President

Nuveen Alternative Investment Funds SICAV-SIF - Nuveen US Senior Loan Fund,
as a Term Lender
By: Nuveen Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel/Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Nuveen Credit Strategies Income Fund, as a Term Lender
BY: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel/Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

Nuveen Diversified Dividend & Income Fund,
as a Term Lender
BY: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel/Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

Nuveen Floating Rate Income Fund,
as a Term Lender
BY: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel/Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Nuveen Floating Rate Income Opportunity Fund,
as a Term Lender
BY: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel/Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

Nuveen Senior Income Fund,
as a Term Lender
BY: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel/Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

Nuveen Short Duration Credit Opportunities Fund,
as a Term Lender
BY: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel/Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Nuveen Symphony Floating Rate Income Fund,
as a Term Lender
BY: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel/Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

Ocean Trails CLO 8,
as a Term Lender
By: Five Arrows Managers North America LLC
as Asset Manager

By:	/s/ Heidi Skor
	Name:	Heidi Skor
	Title:	Director

[If a second signature is necessary:]

By:
Name:
Title:

Ocean Trails CLO X,
as a Term Lender
By: Five Arrows Managers North America LLC
as Collateral Manager

By:	/s/ Heidi Skor
	Name:	Heidi Skor
	Title:	Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

OCP CLO 2014-5, Ltd.,
as a Term Lender
By: Onex Credit Partners, LLC
as Asset Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

OCP CLO 2014-6, Ltd.,
as a Term Lender
By: Onex Credit Partners, LLC
as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

OCP CLO 2014-7, Ltd.,
as a Term Lender
By: Onex Credit Partners, LLC
as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

OCP CLO 2016-1, Ltd.,
as a Term Lender
By: Onex Credit Partners, LLC
as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

OCP CLO 2016-12, Ltd.,
as a Term Lender
By: Onex Credit Partners, LLC
as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

OCP CLO 2017-13, Ltd.,
as a Term Lender
By: Onex Credit Partners, LLC
as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

OCP CLO 2017-14, Ltd.,
as a Term Lender
By: Onex Credit Partners, LLC
as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

OCP CLO 2018-15, Ltd.,
as a Term Lender
By: Onex Credit Partners, LLC
as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

OCP CLO 2019-16, Ltd.,
as a Term Lender
By: Onex Credit Partners, LLC
as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

OCP CLO 2019-17, Ltd.,
as a Term Lender
By: Onex Credit Partners, LLC
as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

OCP CLO 2020-18, Ltd.,
as a Term Lender
By: Onex Credit Partners, LLC
as Asset Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

OCP CLO 2020-19, Ltd.,
as a Term Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

OCP CLO 2020-20, Ltd.,
as a Term Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

OCP CLO 2021-21, Ltd.,
as a Term Lender
By: Onex Credit Partners, LLC, its Collateral Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Octagon Investment Partners 18-R, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners 20-R, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners 24, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Octagon Investment Partners 28, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners 30, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners 31, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners 32, LTD.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners 34, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Octagon Investment Partners 35, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Asset Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners 36, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners 38, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Asset Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Octagon Investment Partners 39, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners 41, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners 42, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners 43, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners 47, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners 48, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners XIV, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners XV, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Octagon Investment Partners XVI, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners XVII, Ltd.,
as a Term Lender
BY: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Partners XXI, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Octagon Investment Partners XXII, Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

Octagon Investment Funding Ltd.,
as a Term Lender
By: Octagon Credit Investors, LLC
as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

OHA Credit Partners XIII, Ltd.,
as a Term Lender
By: Oak Hill Advisors, L.P.
as Portfolio Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

OHA Credit Partners X-R, Ltd.,
as a Term Lender
By: Oak Hill Advisors, LP
As Warehouse Porfolio Manager

By:	/s/ Alan Schrager
	Name:	Alan Schrager
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

One Eleven Funding III, Ltd.,
as a Term Lender

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Optimum Trust - Optimum Fixed Income Fund,
as a Term Lender

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

OZLM FUNDING II, LTD.,
as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

OZLM FUNDING IV, LTD.,
as a Term Lender
By: Och-Ziff Loan Management LP, its portfolio manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

OZLM FUNDING, LTD.,
as a Term Lender
By: OZ CLO Management LLC, its portfolio manager

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

OZLM IX, LTD.,
as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

OZLM VI, LTD.,
as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

OZLM VII, LTD.,
as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

OZLM VIII, LTD.,
as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

OZLM XI, LTD.,
as a Term Lender
By: Och-Ziff Loan Management LP, itscollateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

OZLM XIX, LTD.,
as a Term Lender
By: OZ CLO Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

OZLM XV, LTD.,
as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

OZLM XVI, LTD.,
as a Term Lender
By: OZ CLO Management LLC, its successor portfolio manager

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

OZLM XVII, LTD.,
as a Term Lender
By: OZ CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

OZLM XVIII, LTD.,
as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

OZLM XX, LTD.,
as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

OZLM XXI, Ltd.,
as a Term Lende

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

OZLM XXII, Ltd.,
as a Term Lender
By: OZ CLO Management LP, its portfolio manager

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

OZLM XXIIII, LTD.,
as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[If a second signature is necessary:]

By:
Name:
Title:

OZLM XXIV, Ltd.,
as a Term Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Pacific Asset Management Bank Loan Fund L.P.,,
as a Term Lender
By: Pacific Asset Management LLC, in its capacity as Investment Advisor

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

Palmer Square BDC Funding I LLC,
as a Term Lender

By:	/s/ Matt Bloomfield
	Name:	Matt Bloomfield
	Title:	Managing Director/Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Palmer Square CLO 2014-1, Ltd.
as a Term Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
	Name:	Matt Bloomfield
	Title:	Managing Director/Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Palmer Square CLO 2015-1, Ltd,
as a Term Lender
BY: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
	Name:	Matt Bloomfield
	Title:	Managing Director/Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Palmer Square CLO 2015-2, Ltd,
as a Term Lender
BY: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
	Name:	Matt Bloomfield
	Title:	Managing Director/Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Palmer Square CLO 2018-1, Ltd,
as a Term Lender
BY: Palmer Square Capital Management LLC, as Servicer

By:	/s/ Matt Bloomfield
	Name:	Matt Bloomfield
	Title:	Managing Director/Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Palmer Square CLO 2018-2, Ltd,
as a Term Lender
By: Palmer Square Capital Management LLC, as
Servicer

By:	/s/ Matt Bloomfield
	Name:	Matt Bloomfield
	Title:	Managing Director/Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Palmer Square CLO 2018-3, Ltd,
as a Term Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager

By:	/s/ Matt Bloomfield
	Name:	Matt Bloomfield
	Title:	Managing Director/Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Palmer Square CLO 2019-1, Ltd,
as a Term Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager
By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager
[If a second signature is necessary:]
By:
Name:
Title:
Palmer Square CLO 2020-2, Ltd.,
as a Term Lender
By: Palmer Square Capital Management LLC, as
Portfolio Manager
By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager
[If a second signature is necessary:]
By:
Name:
Title:
Palmer Square CLO 2020-3, Ltd.,
as a Term Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager
By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager
[If a second signature is necessary:]
By:
Name:
Title:
Palmer Square Loan Funding 2020-4, LTD., as a Term Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager
By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager
[If a second signature is necessary:]
By:
Name:
Title:
Park Avenue Institutional Advisers CLO Ltd 2016-1, as a Term Lender
By: Park Avenue Institutional Advisers LLC, as Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ John Blaney
Name:	John Blaney
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Park Avenue Institutional Advisers CLO Ltd 2017-1, as a Term Lender
By: Park Avenue Institutional Advisers LLC, as Portfolio Manager
By:	/s/ John Blaney
Name:	John Blaney
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Park Avenue Institutional Advisers CLO Ltd 2018-1, as a Term Lender
By: Park Avenue Institutional Advisers LLC, as Portfolio Manager
By:	/s/ John Blaney
Name:	John Blaney
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Park Avenue Institutional Advisers CLO Ltd 2019-1, as a Term Lender
By: Park Avenue Institutional Advisers LLC, as Portfolio Manager
By:	/s/ John Blaney
Name:	John Blaney
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Park Avenue Institutional Advisers CLO Ltd 2019-2, as a Term Lender
By: Park Avenue Institutional Advisers LLC, as Portfolio Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ John Blaney
Name:	John Blaney
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Penn Series Funds, Inc. - Flexibly Managed Fund, as a Term Lender
By: T. Rowe Price Associates, Inc. as investment advisor
By:	/s/ Rebecca Willey Title
Name:	Rebecca Willey
Title:	Bank Loan Trader
[If a second signature is necessary:]
By:
Name:
Title:
PENSIONDANMARK
PENSIONSFORSIKRINGSAKTIESELSKAB,
as a Term Lender
For and on behalf of PENSIONDANMARK
PENSIONSFORSIKRINGSAKTIESELSKAB Pension Denmark VI
By: Credit Suisse Asset Management, LLC (In its capacity as Investment Manager
By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
PENSIONDANMARK
PENSIONSFORSIKRINGSAKTIESELSKAB, as a Term Lender
By: Symphony Asset Management LLC
By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel/Authorized Signature
[If a second signature is necessary:]
By:
Name:
Title:
Permanens Capital Floating Rate Fund LP,
as a Term Lender
By: BlackRock Financial Management Inc., Its Sub-Advisor

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
PGGLF2 Assetco Designated Activity Company, as
a Term Lender
By:	/s/ Andrew Bellis
Name:	Andrew Bellis
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:	Till Schweizer
Title:	Senior Vice President
PHILLIPS 66 RETIREMENT PLAN TRUST,
as a Term Lender
By: Credit Suisse Asset Management, LLC, as Investment Manager
By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Pikes Peak CLO 3,
as a Term Lender
Partners Group US Management CLO LLC as Collateral Manager for Pikes Peak CLO 3 Partners Group (UK) Management Ltd, under power of attorney
By:	/s/ Andrew Bellis
Name:	Andrew Bellis
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:	Till Schweizer
Title:	Senior Vice President
Pikes Peak CLO 7,
as a Term Lender
Partners Group US Management CLO LLC as Collateral Manager for Pikes Peak CLO 7 By Partners Group (UK) Management Ltd, under power of attorney

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Andrew Bellis
Name:	Andrew Bellis
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:	Till Schweizer
Title:	Senior Vice President
PIMCO Cayman Trust: PIMCO Cayman Bank Loan Fund II, as a Term Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Andrew H. Levine
Name:	Andrew H. Levine
Title:	Executive Vice President & Senior Counsel
[If a second signature is necessary:]
By:
Name:
Title:
PIMCO Multi-Strategy Credit Fund, L.P., as a Term Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Andrew H. Levine
Name:	Andrew H. Levine
Title:	Executive Vice President & Senior Counsel
[If a second signature is necessary:]
By:
Name:
Title:
PK-SSL Investment Fund Limited Partnership, as a Term Lender
By: Credit Suisse Asset Management, LLC, as its Investment Manager
By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
PPL Services Corporation Master Trust, as a Term Lender
By: BlackRock Financial Management Inc., its Investment Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
PPM CLO 2 Ltd.,
as a Term Lender
By: PPM Loan Management Company, LLC,
as Asset Manager
By:	/s/ Timothy Kane
Name:	Timothy Kane
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
PPM CLO 2018-1 Ltd.,
as a Term Lender
By:	/s/ Timothy Kane
Name:	Timothy Kane
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
PPM CLO 3 Ltd.,
as a Term Lender
By: PPM Loan Management Company, LLC,
as Portfolio Manager
By:	/s/ Timothy Kane
Name:	Timothy Kane
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
PPM CLO 4 Ltd.,
as a Term Lender
By:	/s/ Timothy Kane
Name:	Timothy Kane
Title:	Managing Director

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]
By:
Name:
Title:
Prudential Hong Kong Limited,
as a Term Lender
By: PPM America, Inc., as attorney in fact
By:	/s/ Timothy Kane
Name:	Timothy Kane
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Pulsar Funding I, Ltd.,
as a Term Lender
by Vibrant Capital Partners, Inc. (fka DFG
Investment Advisers, Inc.) as Portfolio Manager
By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
QCC Insurance Company,
as a Term Lender
By: Wellington Management Company LLP as its
Investment Advisor
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
Regatta II Funding LP,
as a Term Lender
By: Napier Park Global Capital (US) LP Attorney-in-fact
By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
REGATTA IX FUNDING LTD.,
as a Term Lender
By: Regatta Loan Management LLC its Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Regatta VII Funding Ltd,
as a Term Lender
By: Regatta Loan Management LLC its Collateral Manager
By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
REGATTA VIII FUNDING LTD,
as a Term Lender
By: Regatta Loan Management LLC attorney-in-fact
By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
REGATTA X FUNDING LTD.,
as a Term Lender
By: Regatta Loan Management LLC its Collateral Manager
By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
REGATTA XI FUNDING LTD.,
as a Term Lender
By: Regatta Loan Management LLC its Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Regatta XII Funding Ltd.,
as a Term Lender
By: Regatta Loan Management LLC, its Collateral Manager
By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Regatta XIII Funding Ltd.,
as a Term Lender
By: Napier Park Global Capital (US) LP Attorney-in-fact
By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Regatta XIV Funding Ltd.,
as a Term Lender
By: Regatta Loan Management LLC, its Collateral Manager
By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Regatta XV Funding Ltd.,
as a Term Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Regatta XVI Funding Ltd.,
as a Term Lender
By: Regatta Loan Management LLC, its Collateral Manager
By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Regatta XVII Funding Ltd.,
as a Term Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager
By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Regatta XVIII Funding Ltd.,
as a Term Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager
By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Regence Bluecross Blueshield of Oregon,
as a Term Lender
By: Pacific Investment Management Company LLC, as its Investment Advisor

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Andrew H. Levine
Name:	Andrew H. Levine
Title:	Executive Vice President & Senior Counsel
[If a second signature is necessary:]
By:
Name:
Title:
Regence Bluecross Blueshield of Utah,
as a Term Lender
By: Pacific Investment Management Company
LLC, as its Investment Advisor
By:	/s/ Andrew H. Levine
Name:	Andrew H. Levine
Title:	Executive Vice President & Senior Counsel
[If a second signature is necessary:]
By:
Name:
Title:
Regence Blueshield,
as a Term Lender
By: Pacific Investment Management Company
LLC, as its Investment Advisor
By:	/s/ Andrew H. Levine
Name:	Andrew H. Levine
Title:	Executive Vice President & Senior Counsel
[If a second signature is necessary:]
By:
Name:
Title:
Regence BlueShield of Idaho, Inc.,
as a Term Lender
By: Pacific Investment Management Company
LLC, as its Investment Advisor
By:	/s/ Andrew H. Levine
Name:	Andrew H. Levine
Title:	Executive Vice President & Senior Counsel
[If a second signature is necessary:]
By:
Name:
Title:
Riserva CLO, Ltd,
as a Term Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual
[If a second signature is necessary:]
By:
Name:
Title:
Rockford Tower CLO 2017-2, Ltd.,
as a Term Lender
By: King Street Capital Management, L.P.
Its Authorized Signatory
By:	/s/ Michele Piorkowski
Name:	Michele Piorkowski
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Rockford Tower CLO 2017-3, Ltd.,
as a Term Lender
By: Rockford Tower Capital Management, L.L.C.
Its Collateral Manager
By:	/s/ Michele Piorkowski
Name:	Michele Piorkowski
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Rockford Tower CLO 2018-1, Ltd.,
as a Term Lender
By: Rockford Tower Capital Management, L.L.C.
Its Collateral Manager
By:	/s/ Michele Piorkowski
Name:	Michele Piorkowski
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Rockford Tower CLO 2019-2, Ltd.,
as a Term Lender
By: Rockford Tower Capital Management, L.L.C.
Its Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Michele Piorkowski
Name:	Michele Piorkowski
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
ROSE HILL SENIOR LOAN FUND, a series trust of Credit Suisse Horizon Trust, as a Term Lender
By: Credit Suisse Asset Management, LLC, the investment manager for Maples Trustee Services (Cayman) Limited, the Trustee for Rose Hill Senior Loan Fund, a series trust of Credit Suisse Horizon Trust
By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
RR 10 LTD,
as a Term Lender
by Redding Ridge Asset Management LLC
as its collateral manager
By:	/s/ Lacary Sharpe
Name:	Lacary Sharpe
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
RR 11 LTD,
as a Term Lender
by Redding Ridge LLC
as its collateral manager
By:	/s/ Lacary Sharpe
Name:	Lacary Sharpe
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
RR 12 LTD.,
as a Term Lender
By: Redding Ridge LLC as its collateral manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Connie Yen
Name:	Connie Yen
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
RR 2 Ltd.,
as a Term Lender
by Redding Ridge LLC
as its collateral manage
By:	/s/ Lacary Sharpe
Name:	Lacary Sharpe
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
RR 3 Ltd.,
as a Term Lender
By: Apollo Credit Management (CLO), LLC, as its
collateral manager
By:	/s/ Lacary Sharpe
Name:	Lacary Sharpe
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
RR 8 LTD,
as a Term Lender
by Redding Ridge LLC
as its collateral manager
By:	/s/ Lacary Sharpe
Name:	Lacary Sharpe
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
RR1 LTD.,
as a Term Lender
by Redding Ridge Asset Management LLC
As its collateral manage

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Lacary Sharpe
Name:	Lacary Sharpe
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
RR4 LTD.,
as a Term Lender
By:	/s/ Lacary Sharpe
Name:	Lacary Sharpe
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
RSUI Indemnity Company,
as a Term Lender
By: Ares ASIP VII Management, L.P., its Portfolio
Manager
By: Ares ASIP VII GP, LLC, its General Partner
By:	/s/ Charles Wlliams
Name:	Charles Williams
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Russell Investment Company Unconstrained Total Return Fund, as a Term Lender by First Eagle Alternative Credit, LLC, as Investment Manager
By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head
[If a second signature is necessary:]
By:
Name:
Title:
Russell Investments Global Unconstrained Bond Pool, as a Term Lender by First Eagle Alternative Credit, LLC, as Investment Manager
By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]
By:
Name:
Title:
Russell Investments Institutional Funds LLC
Unconstrained Bond Fund, as a Term Lender
By First Eagle Alternative Credit, LLC, as
Investment Manager
By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head
[If a second signature is necessary:]
By:
Name:
Title:
Russell Investments Ireland Limited on behalf of
the Russell Floating Rate Fund, a subfund of
Russell Investments Qualifying Investor Alternative
Funds plc, as a Term Lender
By First Eagle Alternative Credit, LLC,
as Investment Manager
By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head
[If a second signature is necessary:]
By:
Name:
Title:
Safety Insurance Company,
as a Term Lender
By: Wellington Management Company, LLP as its
Investment Adviser
By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
Saratoga Investment Corp. CLO 2013-1, Ltd., as a
Term Lender
By:	/s/ Pavel Antonov
Name:	Pavel Antonov
Title:	Attorney In Fact

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
Sculptor Institutional Income Master Fund, Ltd.,
as a Term Lender
By: Sculptor Loan Management LP, its collateral
manager
By: Sculptor Loan Management LLC, its general
partner
By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer
[If a second signature is necessary:]
By:
Name:
Title:
SEI Institutional Managed Trust - Multi-Asset Income Fund, as a Term Lender
By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Senior Debt Portfolio,
as a Term Lender
By: Boston Management and Research as
Investment Advisor
By:	/s/ Michael Brotthof
Name:	Michael Brotthof
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
Sentry Insurance a Mutual Company,
as a Term Lender
By: Invesco Senior Secured Management, Inc. as Sub- Advisor
By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual
[If a second signature is necessary:]

[Signature Page to First Amendment]

Signature Page to First Amendment

By:
Name:
Title:
Signal Peak CLO 1, Ltd.,
as a Term Lender

By:	/s/ Brad Willson
Name:	Brad Willson
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Signal Peak CLO 2, LLC,
as a Term Lender
By:	/s/ Brad Willson
Name:	Brad Willson
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Signal Peak CLO 3, Ltd.,
as a Term Lender
By:	/s/ Brad Willson
Name:	Brad Willson
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Signal Peak CLO 4, Ltd.,
as a Term Lender
By:	/s/ Brad Willson
Name:	Brad Willson
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Signal Peak CLO 5, Ltd.,
as a Term Lender
By:	/s/ Brad Willson
Name:	Brad Willson
Title:	Managing Director

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:
Signal Peak CLO 6, Ltd.,
as a Term Lender
By:	/s/ Brad Willson
Name:	Brad Willson
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Signal Peak CLO 7, Ltd.,
as a Term Lender
By:	/s/ Brad Willson
Name:	Brad Willson
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Signal Peak CLO 8, Ltd.,
as a Term Lender
By:	/s/ Brad Willson
Name:	Brad Willson
Title:	Managing Director
[If a second signature is necessary:]
By:
Name:
Title:
Sixth Street CLO XVI, Ltd.,
as a Term Lender
By: Great Lawnview Funding IV Management LLC
Its Collateral Manager
By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO II, Ltd,
as a Term Lender
By: Sound Point Capital Management, LP
as Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO IV-R, Ltd.,
as a Term Lender
BY: Sound Point Capital Management, LP
as Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO IX, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as
Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO VIII-R, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as
Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO VII-R, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP
as Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO VI-R, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO V-R, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP
as Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO XII, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP
as Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO XIX, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO XV, Ltd,
as a Term Lender
By: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
SOUND POINT CLO XVI, LTD.,
as a Term Lender
By: Sound Point Capital Management, LP
as Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO XVII, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO XVIII, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO XX, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO XXI, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO XXII, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO XXIII, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO XXIV, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO XXV, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO XXVI, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as Collateral Manager
By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory
[If a second signature is necessary:]
By:
Name:
Title:
Sound Point CLO XXVII, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as Collateral Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

	By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

[If a second signature is necessary:]
By:
Name:
Title:

Sound Point CLO XXVIII, Ltd.,
as a Term Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Sound Point Senior Floating Rate Master Fund, L.P., as a Term Lender
By: Sound Point Capital Management, LP as Investment Manager

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Southwick Park CLO, Ltd., as a Term Lender

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Star Insurance COmpany,
as a Term Lender
By: Octagon Credit Investors, LLC as Investment
Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Porfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

State of New Mexico State Investment Council,
as a Term Lender
By: Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL,
as a Term Lender
By: authority delegated to the New Mexico State
Investment Office
By: Credit Suisse Asset Management, LLC, its
investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

STEELE CREEK CAPITAL FUNDING I, LLC,
as a Term Lender

By:	/s/ Jay Murphy
	Name:	Jay Murphy
	Title:	Research Analyst

[If a second signature is necessary:]

By:
Name:
Title:

Steele Creek CLO 2014-1R, LTD.,
as a Term Lender

By:	/s/ Jay Murphy
	Name:	Jay Murphy
	Title:	Research Analyst

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Steele Creek CLO 2015-1, LTD.,
as a Term Lender

By:	/s/ Jay Murphy
	Name:	Jay Murphy
	Title:	Research Analyst

[If a second signature is necessary:]

By:
Name:
Title:

Steele Creek CLO 2016-1, LTD.,
as a Term Lender

By:	/s/ Jay Murphy
	Name:	Jay Murphy
	Title:	Research Analyst

[If a second signature is necessary:]

By:
Name:
Title:

Steele Creek CLO 2017-1, LTD.,
as a Term Lender

By:	/s/ Jay Murphy
	Name:	Jay Murphy
	Title:	Research Analyst

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Steele Creek CLO 2018-1, LTD.,
as a Term Lender

By:	/s/ Jay Murphy
	Name:	Jay Murphy
	Title:	Research Analyst

[If a second signature is necessary:]

By:
Name:
Title:

Steele Creek CLO 2018-2, LTD.,
as a Term Lender

By:	/s/ Jay Murphy
	Name:	Jay Murphy
	Title:	Research Analyst

[If a second signature is necessary:]

By:
Name:
Title:

Steele Creek CLO 2019-1, LTD.,
as a Term Lender

By:	/s/ Jay Murphy
	Name:	Jay Murphy
	Title:	Research Analyst

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Steele Creek CLO 2019-2, LTD.,
as a Term Lender

By:	/s/ Jay Murphy
	Name:	Jay Murphy
	Title:	Research Analyst

[If a second signature is necessary:]

By:
Name:
Title:

Steele Creek Loan Funding I, LLC,
as a Term Lender

By:	/s/ Jay Murphy
	Name:	Jay Murphy
	Title:	Research Analyst

[If a second signature is necessary:]

By:
Name:
Title:

Steele HYFI Loan Fund,
as a Term Lender
By: Credit Suisse Asset Management, LLC, acting by
attorney for G.A.S. (Cayman) Limited, in its capacity as trustee of Steele HYFI Loan Fund, a series trust of
Global Multi Strategy

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Stewart Park CLO, Ltd.,
as a Term Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Stichting Pensioenfonds Hoogovens,
as a Term Lender
By: Ares Capital Management III LLC, its Asset Manager

By:	/s/ Charles Williams
	Name:	Charles Williams
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Stichting Pensioenfonds Hoogovens,
as a Term Lender
By: First Eagle Alternative Credit, LLC, its Asset Manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

Stichting Pensioenfonds PGB.,
as a Term Lender
By: First Eagle Alternative Credit, LLC, its Asset Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

Stone Harbor Collective Investment Trust - Stone Harbor Bank Loan Collective Fund,
as a Term Lender

By:	/s/ Adam Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Stone Harbor Global Funds PLC - Stone Harbor Multi Asset Credit (No. 2) Portfolio,
as a Term Lender

By:	/s/ Adam Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

[If a second signature is necessary:]

By:
Name:
Title:

Stone Harbor Leveraged Loan Fund LLC,
as a Term Lender

By:	/s/ Adam Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

[If a second signature is necessary:]

By:
Name:
Title:

Sun Life Opportunistic Fixed Income Private Pool,
as a Term Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

SunAmerica Senior Floating Rate Fund, Inc-AIG Senior Floating Rate Fund,
as a Term Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 9SP,
as a Term Lender

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Swiss Capital Alternative Strategies Funds SPC re: SC Alternative Strategy 10 SP,
as a Term Lender

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Symphony CLO XIX, LTD.,
as a Term Lender
By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

Symphony CLO XV, Ltd,
as a Term Lender
BY: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

Symphony CLO XVI, LTD,
as a Term Lender
By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel / Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Symphony CLO XVIII, LTD,
as a Term Lender
By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel / Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

Symphony CLO XXI, LTD,
as a Term Lender

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel / Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

Symphony CLO XXI, LTD,
as a Term Lender
By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel / Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Symphony CLO XXII, LTD,
as a Term Lender
By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel / Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

Symphony CLO XXIII, Ltd,
as a Term Lender
By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel / Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

T. Rowe Price Capital Appreciation Fund,
as a Term Lender

By:	/s/ Rebecca WIlley
	Name:	Rebecca Willey
	Title:	Bank Loan Trader

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

T. Rowe Price Floating Rate Fund, Inc.,
as a Term Lender

By:	/s/ Rebecca WIlley
	Name:	Rebecca Willey
	Title:	Bank Loan Trader

[If a second signature is necessary:]

By:
Name:
Title:

T. Rowe Price Floating Rate Multi-Sector Account Portfolio,
as a Term Lender

By:	/s/ Rebecca WIlley
	Name:	Rebecca Willey
	Title:	Bank Loan Trader

[If a second signature is necessary:]

By:
Name:
Title:

T. Rowe Price Funds Series II SICAV - Floating Rate Loan Fund,
as a Term Lender
By: T. Rowe Price Associates, Inc. as investment Sub-manager of the T. Rowe Price Funds Series II SICAV - Floating Rate Loan Fund

By:	/s/ Rebecca WIlley
	Name:	Rebecca Willey
	Title:	Bank Loan Trader

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

T. Rowe Price Institutional Floating Rate Fund,
as a Term Lender

By:	/s/ Rebecca WIlley
	Name:	Rebecca Willey
	Title:	Bank Loan Trader

[If a second signature is necessary:]

By:
Name:
Title:

T. Rowe Price Total Return Fund, Inc,
as a Term Lender

By:	/s/ Rebecca WIlley
	Name:	Rebecca Willey
	Title:	Bank Loan Trader

[If a second signature is necessary:]

By:
Name:
Title:

T. Rowe Price Capital Appreciation Trust,
as a Term Lender

By:	/s/ Rebecca WIlley
	Name:	Rebecca Willey
	Title:	Bank Loan Trader

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Taconic Park CLO Ltd,
as a Term Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannaroney
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

TCI-Symphony CLO 2016-1 Ltd.,
as a Term Lender
By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel / Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

TCI-Symphony CLO 2017-1 Ltd.,
as a Term Lender
By: Symphony Asset Management LLC

By:	/s/ Judith MacDonald
	Name:	Judith MacDonald
	Title:	General Counsel / Authorized Signature

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Teachers Insurance and Annuity Association of America,
as a Term Lender

By:	/s/ Chris Williams
	Name:	Chris Williams
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Technology Insurance Company, Inc.,
as a Term Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Xueying Fernandes
	Name:	Xueying Fernandes
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

TELOS CLO 2013-4, Ltd.,
as a Term Lender
By: Atalaya Capital Telos LLC as Collateral Manager

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Telstra Superannuation Scheme,
as a Term Lender
By: Credit Suisse Asset Management, LLC, as sub advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for Telstra Super Pty Ltd. in its capacity as trustee of Telstra Superannuation Scheme

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Thayer Park CLO Ltd.,
as a Term Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

THE EATON CORPORATION MASTER RETIREMENT TRUST,
as a Term Lender
BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

THE G.E. C.I.F. TRUSTEES LTD AS TRUSTEE OF THE GE UK PENSION COMMON INVESTMENT FUND,
as a Term Lender

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

The Guardian Life Insurance Company of America,
as a Term Lender

By:	/s/ John Blaney
	Name:	John Blaney
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

The Hartford Short Duration Fund,
as a Term Lender
By: Wellington Management Company, LLP as its Investment Adviser

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

The Public Institution for Social Security,
as a Term Lender

By:	/s/ Joanne Dy
	Name:	Joanne Dy
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Teachers Advisors, LLC on behalf of TIAA CLO III Ltd,
as a Term Lender

By:	/s/ Chris Williams
	Name:	Chris Williams
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Teachers Advisors, Inc., on behalf of TIAA-CREF Core Bond Fund, as a Term Lender

By:	/s/ Chris Williams
	Name:	Chris Williams
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Teachers Advisors, Inc., on behalf of TIAA-CREF Core Plus Bond Fund, as a Term Lender

By:	/s/ Chris Williams
	Name:	Chris Williams
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Teachers Advisors, Inc., on behalf of TIAA-CREF Life Funds – Bond Fund, as a Term Lender

By:	/s/ Chris Williams
	Name:	Chris Williams
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

TICP CLO IX, Ltd.,
as a Term Lender

By: TICP CLO IX Management LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

TICP CLO V 2016-1, Ltd.,
as a Term Lender
BY: TICP CLO V 2016-1 Management, LLC, its
Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

TICP CLO VI 2016-2, Ltd.,
as a Term Lender
BY: TICP CLO VI 2016-2 Management, LLC, its
Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

TICP CLO VII, Ltd,
as a Term Lender
By: TICP CLO VII Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

TICP CLO VIII, Ltd,
as a Term Lender
By: TICP CLO VIII Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

TICP CLO X, Ltd.,
as a Term Lender
By: TICP CLO X Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

TICP CLO XII, Ltd.,
as a Term Lender
By: TICP CLO XII Management, LLC,
Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

TICP CLO XIII, Ltd.,
as a Term Lender
By: TICP CLO XIII Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

TICP CLO XIV, Ltd,
as a Term Lender
By: TICP CLO XIV Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

TICP CLO XV, Ltd.,
as a Term Lender
By: TICP CLO XV Management LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Tralee CLO VI, Ltd.,
as a Term Lender
by: Par-Four CLO Management, LLC as Collateral Manager

By:	/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Tralee CLO VII, Ltd.,
as a Term Lender
by: Par-Four CLO Management, LLC as Collateral Manager

By:	/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Treman Park CLO, Ltd.,
as a Term Lender
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Trestles CLO 2017-1, Ltd.,
as a Term Lender
By: Pacific Asset Management LLC, in its capacity as
Investment Advisor

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name: Anar Majmudar
Title: Authorized Signatory

Trestles CLO II, Ltd.,
as a Term Lender
By: Pacific Asset Management LLC, in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

[If a second signature is necessary:]

By:
Name: Anar Majmudar
Title: Authorized Signatory

Trestles CLO III, Ltd.,
as a Term Lender
By: Pacific Asset Management LLC, in its capacity as Investment Advisor

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

[If a second signature is necessary:]

By:
Name: Anar Majmudar
Title: Authorized Signatory

Trimaran CAVU 2019-1 LTD.,
as a Term Lender
By: Trimaran Advisors, L.L.C.

By:	/s/ Maureen K. Peterson
Name: Maureen K. Peterson
Title: Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Trimaran CAVU 2019-2 LTD.,
as a Term Lender
By: Trimaran Advisors, L.L.C.

By:	/s/ Maureen K. Peterson
Name: Maureen K. Peterson
Title: Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Trimaran CAVU 2021-1 Ltd,
as a Term Lender
By: Trimaran Advisors, L.L.C.

By:	/s/ Maureen K. Peterson
Name: Maureen K. Peterson
Title: Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Trinitas CLO IX, Ltd.,
as a Term Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Trinitas CLO VI, Ltd.,
as a Term Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[If a second signature is necessary:]

By:
Name:
Title:

TRINITAS CLO VII, LTD.,
as a Term Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[If a second signature is necessary:]

By:
Name:
Title:

Trinitas CLO VIII, Ltd.,
as a Term Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Trinitas CLO X, Ltd.,
as a Term Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[If a second signature is necessary:]

By:
Name:
Title:

Trinitas CLO XI, Ltd.,
as a Term Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[If a second signature is necessary:]

By:
Name:
Title:

Trinitas CLO XIV, Ltd.,
as a Term Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Trinitas CLO XV, Ltd.,
as a Term Lender

By:	/s/ Gibran Mahmud
Name: Gibran Mahmud
Title: Chief Investment Officer

[If a second signature is necessary:]

By:
Name:
Title:

Trustmark Insurance Company,
as a Term Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name: Alex Slavtchev
Title: Vice President

[If a second signature is necessary:]

By:
Name: Zachary Nuzzi
Title: Vice President

Tryon Park CLO Ltd.,
as a Term Lender
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

TSSP RCF Finance, LLC,
as a Term Lender
By: TSSP Rotational Credit Management LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

[If a second signature is necessary:]

By:
Name:
Title:

UAW Retiree Medical Benefits Trust (Chrysler Separate Retiree Account),
as a Term Lender

By:	/s/ John Eanes
Name: Portfolio Manager
Title: Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

UAW Retiree Medical Benefits Trust (Ford Separate
Retiree Account),
as a Term Lender

By:	/s/ John Eanes
Name: Portfolio Manager
Title: Vice President

[If a second signature is necessary:]

By:
Name:
Title:

UAW Retiree Medical Benefits Trust (General Motors Separate Retiree Account),
as a Term Lender

By:	/s/ John Eanes
Name: Portfolio Manager
Title: Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Upland CLO, Ltd.,
as a Term Lender
By: Invesco Senior Secured Management, Inc. as
Collateral Manager

By:	/s/ Kevin Egan
Name: Portfolio Manager
Title: Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Utica Mutual Insurance Company,
as a Term Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Variable Insurance Products Fund: Floating Rate High Income Portfolio,
as a Term Lender

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Venture XXIV CLO, Limited,
as a Term Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

VENTURE XXV CLO, LIMITED,
as a Term Lender
By its Investment Advisor, MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Verde CLO, Ltd.,
as a Term Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

[If a second signature is necessary:]

By:
Name:
Title:

Vibrant CLO III, Ltd.,
as a Term Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager
By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Vibrant CLO IV, Ltd.,
as a Term Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Vibrant CLO IX, Ltd.,
as a Term Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Vibrant CLO VI, Ltd.,
as a Term Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Vibrant CLO VII, Ltd.,
as a Term Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Vibrant CLO VIII, Ltd.,
as a Term Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Vibrant CLO X, Ltd.,
as a Term Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Vibrant CLO XI, Ltd.,
as a Term Lender
by Vibrant Credit Partners, LLC, as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Vibrant CLO XII, Ltd.,
as a Term Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

Victory Floating Rate Fund,
as a Term Lender
By: Park Avenue Institutional Advisers LLC

By:	/s/ James Blaney
Name:	James Blaney
Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Voya CLO 2012-4, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2013-1, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2013-2, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Voya CLO 2013-3, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2014-1, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2014-2, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Voya CLO 2014-4, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2015-3, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2016-1, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Voya CLO 2016-2, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2016-3, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2016-4, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Voya CLO 2017-1, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2017-2, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2017-3, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2017-4, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2018-1, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2018-2, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2018-3, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2018-4, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2019-1, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2019-2, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2019-3, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2019-4, Ltd.
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2020-1, Ltd.,
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2020-2, Ltd.,
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya CLO 2020-3, Ltd.,
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

[Signature Page to First Amendment]

Signature Page to First Amendment

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya Credit Opportunities Master Fund,
as a Term Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya Floating Rate Fund,
as a Term Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Voya Investment Trust Co. - Senior Loan Common Trust Fund
as a Term Lender
BY: Voya Investment Trust Co. as its trustee

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya Investment Trust Co. - Voya Senior Trust Fund,
as a Term Lender
BY: Voya Investment Trust Co. as its trustee

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

VOYA Investors Trust - VY T. Rowe Price Capital Appreciation Portfolio,
as a Term Lender
BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Rebecca Willey
Name:	Rebecca Willey
Title:	Bank Loan Trader

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Voya Senior Income Fund,
as a Term Lender
BY: Voya Investment Management Co. as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Voya Strategic Income Opportunities Fund,
as a Term Lender
BY: Voya Investment Management Co. as its investment manager

By:	/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

WCF Mutual Insurance Company,
as a Term Lender
BY: Wellington Management Company, LLP. as its Investment Adviser

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Webster Park CLO, Ltd,
as a Term Lender
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Wellfleet CLO 2015-1, Ltd.,
as a Term Lender
By: Wellfleet Credit Partners, LLC as Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Tilley
Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Wellfleet CLO 2016-2, Ltd.,
as a Term Lender
By: Wellfleet Credit Partners, LLC as Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Tilley
Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Wellfleet CLO 2017-1, Ltd.,
as a Term Lender
By: Wellfleet Credit Partners, LLC as Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Tilley
Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Wellfleet CLO 2017-2, Ltd.,
as a Term Lender
By: Wellfleet Credit Partners, LLC as Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Tilley
Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Wellfleet CLO 2019-1, Ltd.,
as a Term Lender
By: Wellfleet Credit Partners, LLC as Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Tilley
Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Wellfleet CLO 2020-1, Ltd.,
as a Term Lender
By: Wellfleet Credit Partners, LLC as Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Tilley
Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Wellfleet CLO 2020-2, Ltd.,
as a Term Lender
By: Wellfleet Credit Partners, LLC as Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Tilley
Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

Wellfleet CLO X, Ltd.,
as a Term Lender
By: Wellfleet Credit Partners, LLC as Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Tilley
Title:	Portfolio Manager

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Wellington Trust Company, National Association Multiple Common Trusts Funds Trust Bank Loan Portfolio,
as a Term Lender
BY: Wellington Management Company, LLP. as its Investment Adviser

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

Wesco Insurance Company,
as a Term Lender
BY: Sound Point Capital Management, LP as Manager

By:	/s/ Xueying Fernandes
Name:	Xueying Fernandes
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Wespath Funds Trust,
as a Term Lender
BY: Wellington Management Company, LLP. as its Investment Adviser

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

WESPATH FUNDS TRUST,
as a Term Lender
BY: Credit Suisse Asset Management, LLC, the investment adviser for UMC Benefit Board, Inc., the trustee for Wespath Funds Trust

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

West Bend Mutual Insurance Company,
as a Term Lender
BY: Crescent Capital Group LP, its sub-adviser

By:	/s/ Alex Slavtchev
Name:	Alex Slavtchev
Title:	Vice President

[If a second signature is necessary:]

By:	/s/ Zachary Nuzzi
Name:	Zachary Nuzzi
Title:	Vice President

Westcott Park CLO, Ltd,
as a Term Lender
By: GSO/Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Western Asset Multi-Asset Credit Portfolio Master Fund, Ltd,
as a Term Lender

By:	/s/ Joanne Dy
Name:	Joanne Dy
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2013-2 CLO, Ltd,
as a Term Lender
By: First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2014-1 CLO, Ltd.,
as a Term Lender
By: First Eagle Alternative Credit SLS, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2014-2 CLO, Ltd,
as a Term Lender
By: First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2014-3 CLO, Ltd.,
as a Term Lender
By: First Eagle Alternative Credit SLS, LLC, as Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2014-3K CLO, Ltd,
as a Term Lender
By: First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2015-1 CLO, Ltd,
as a Term Lender
By: First Eagle Alternative Credit SLS, LLC, its Portfolio Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2016-2 CLO, Ltd,
as a Term Lender
By: First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2017-1 CLO, Ltd.,
as a Term Lender
By: First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[Signature Page to First Amendment]

Signature Page to First Amendment

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2017-3 CLO, Ltd.,
as a Term Lender
By: First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2017-4 CLO, Ltd.,
as a Term Lender
By: First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Wind River 2018-1 CLO, Ltd.,
as a Term Lender
By: First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2018-2 CLO, Ltd.,
as a Term Lender
By: First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2018-3 CLO, Ltd.,
as a Term Lender
By: First Eagle Alternative Credit, LLC, as Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Wind River 2019-1 CLO, Ltd.,
as a Term Lender
By: First Eagle Alternative Credit EU, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2019-2 CLO, Ltd.,
as a Term Lender
By: First Eagle Alternative Credit EU, LLC, as Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2019-3 CLO, Ltd.,
as a Term Lender
By: First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Wind River 2020-1 CLO, Ltd.,
as a Term Lender
By: First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

Wind River 2021-1 CLO, Ltd.,
as a Term Lender

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

[If a second signature is necessary:]

By:
Name:
Title:

Wind River Fund, LLC
as a Term Lender
By: Credit Suisse Asset Management, LLC, its Investment Manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

XAI Octagon Floating Rate & Alternative Income Term Trust,
as a Term Lender
By: Octagon Credit Investors, LLC as Sub-Adviser

By:	/s/ Kimberly Wong Lem
Name:	Kimberly Wong Lem
Title:	Vice President, Portfolio Administration

[If a second signature is necessary:]

By:
Name:
Title:

York CLO-1 Ltd.,
as a Term Lender
By: York CLO Managed Holdings LLC, its Portfolio Manager

By:	/s/ Rizwan M. Akhter
Name:	Rizwan M. Akhter
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

York CLO-2 Ltd.,
as a Term Lender
By: York CLO Managed Holdings LLC, its Portfolio Manager

By:	/s/ Rizwan M. Akhter
Name:	Rizwan M. Akhter
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

York CLO-3 Ltd.,
as a Term Lender
By: York CLO Managed Holdings LLC, its Portfolio Manager

By:	/s/ Rizwan M. Akhter
Name:	Rizwan M. Akhter
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

York CLO-6 Ltd.,
as a Term Lender
By: York CLO Managed Holdings LLC, its Portfolio Manager

By:	/s/ Rizwan M. Akhter
Name:	Rizwan M. Akhter
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

York CLO-7 Ltd.,
as a Term Lender
By: York CLO Managed Holdings LLC, its Portfolio Manager

By:	/s/ Rizwan M. Akhter
Name:	Rizwan M. Akhter
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Yosemite Loan,
as a Term Lender
By: Credit Suisse Asset Management, LLC, as Investment Manager for G.A.S. (Cayman) Limited, in its capacity as trustee of Yosemite Loan Fund, a series trust of Multi Strategy Umbrella Fund Cayman

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

[If a second signature is necessary:]

By:
Name:
Title:

ZURICH AMERICAN INSURANCE COMPANY,
as a Term Lender
By: HPS Investment Partners, LLC as Investment Manager

By:	/s/ Serge Adam
Name:	Serge Adam
Title:	Managing Director

[If a second signature is necessary:]

By:
Name:
Title:

[Signature Page to First Amendment]

Signature Page to First Amendment

Soley with respect to Section IV:

RYAN SPECIALTY GROUP SERVICES, LLC
RSG GROUP PROGRAM ADMINISTRATOR, LLC
RYAN SERVICES GROUP, LLC
RSG SPECIALTY, LLC
INTERNATIONAL FACILITIES INSURANCE SERVICES, INC.
RSG UNDERWRITING MANAGERS, LLC
GLOBAL SPECIAL RISKS, LLC
SMOOTH WATERS, LLC
JEM UNDERWRITING MANAGERS, LLC
CONCORD SPECIALTY RISK OF CANADA, LLC
SAFE WATERS OF LATIN AMERICA, LLC
CAPITAL BAY UNDERWRITING, LLC
TRIDENT MARINE MANAGERS, LLC
AZUR INSURANCE AGENCY, INC.
INDEPENDENT CLAIM SERVICES, LLC
ALL RISKS, LLC
ALL RISKS SPECIALTY, LLC

By:	/s/ Noah S. Angeletti
Name:	Noah S. Angeletti
Title:	Senior Vice President, Treasurer

RSG PLATFORM, LLC
STETSON INSURANCE FUNDING, LLC

By:	/s/ Noah S. Angeletti
Name:	Noah S. Angeletti
Title:	Treasurer

WINDWARD SPECIALTY, A SERIES OF RSG
UNDERWRITING MANAGERS, LLC

By:	/s/ Jeremiah Bickham
Name:	Jeremiah Bickham
Title:	Senior Vice President, Treasurer

[Signature Page to First Amendment]